UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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lululemon athletica inc.
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TO OUR STOCKHOLDERS:
We are pleased to invite you to attend the annual meeting of stockholders of lululemon athletica inc. on Wednesday, June 6, 2018, beginning at 11:00 a.m., Eastern Time. The annual meeting will be a completely virtual meeting of stockholders, which will be conducted solely via live webcast. You will be able to attend the annual meeting of stockholders online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/lulu2018. You also will be able to vote your shares electronically at the annual meeting.
We are excited to continue to embrace the latest technology to provide expanded access, improved communication, and cost savings for our stockholders and the company. We believe hosting a virtual meeting helps enable greater stockholder attendance at the annual meeting by allowing stockholders that might not otherwise be able to travel to a physical meeting to attend online and participate from any location around the world.
Details regarding how to attend the meeting online and the business to be conducted at the annual meeting are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.
This year we are again providing access to our proxy materials over the Internet under the U.S. Securities and Exchange Commission's "Notice and Access" rules. As a result, we are mailing to many of our stockholders a notice instead of a paper copy of this proxy statement and our 2017 Annual Report. The notice contains instructions on how to access those documents over the Internet. The notice also contains instructions on how each of those stockholders can receive a paper copy of our proxy materials, including this proxy statement, our 2017 Annual Report, and a form of proxy card or voting instruction card. All stockholders who do not receive a notice, including stockholders who have previously requested to receive paper copies of proxy materials, will receive a paper copy of the proxy materials by mail unless they have previously requested delivery of proxy materials electronically. Continuing to employ this distribution process will conserve natural resources and reduce the costs of printing and distributing our proxy materials.
Your vote is important. Regardless of whether you plan to participate in the annual meeting online, we hope you will vote as soon as possible. You may vote by proxy over the Internet, telephone or, if you received paper copies of the proxy materials by mail, you may also vote by mail by following the instructions on the proxy card or voting instruction card. Voting over the Internet, telephone, or by written proxy or voting instruction card will ensure your representation at the annual meeting regardless of whether you attend the virtual meeting.
Thank you for your ongoing support of, and continued interest in, lululemon.
Sincerely,

Glenn Murphy
Executive Chairman

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 6, 2018

Notice is hereby given that the 2018 annual meeting of the stockholders of lululemon athletica inc., a Delaware corporation, will be held on June 6, 2018, beginning at 11:00 a.m., Eastern Time, via live webcast at www.virtualshareholdermeeting.com/lulu2018, for the following purposes:
1. To elect three Class II directors to hold office for a three-year term and until their respective successors are elected and qualified.
2. To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending February 3, 2019.
3. To approve an amendment to our certificate of incorporation to provide the board the power to adopt, amend or repeal the Company's bylaws.
4. To ratify amendments to our bylaws previously adopted by the board, including:
A. To eliminate a conflict between two provisions regarding the location for annual stockholder meetings (adopted by the board on March 31, 2008);
B. To change the advance notice provisions for stockholder nominations and proposals (adopted by the board on March 25, 2009);
C. To authorize the board to utilize a co-chair leadership structure when appropriate (adopted by the board on September 9, 2014);
D. To provide for majority voting for director nominees in uncontested elections and implement procedures for incumbent directors who do not receive a majority vote (adopted by the board on June 3, 2015); and
E. To designate an exclusive forum for certain litigation (adopted by the board on June 3, 2015).
5. To approve, on an advisory basis, the compensation of our named executive officers.
6. To transact such other business as may properly come before the meeting.
Our board of directors recommends that you vote "FOR":

•	The election of the three Class II director nominees named in this proxy statement;

•	Proposal No. 2 (the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending February 3, 2019);

•	Proposal No. 3 (the approval of an amendment to our certificate of incorporation to provide the board the power to adopt, amend or repeal bylaws);

•	Proposal No. 4 (the ratification of each of the amendments to our bylaws that were previously adopted by the board); and

•	Proposal No. 5 (the approval, on an advisory basis, of the compensation of our named executive officers).
Other Information
At the 2017 annual meeting of stockholders, our stockholders had the opportunity to cast an advisory vote on how often we should include an advisory "say-on-pay" proposal in our proxy materials for future stockholder meetings. The option of holding the

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advisory "say-on-pay" vote every year received the highest number of votes and was the preferred frequency. Accordingly, we are including an advisory "say-on-pay" proposal in our proxy materials for this year's meeting.
As described in the proxy statement for this meeting, although our certificate of incorporation does not include a provision providing our board of directors the power to adopt, amend or repeal our bylaws, since the time of our initial public offering in 2007, our board has amended our bylaws on multiple occasions to effect the following changes:

•	to eliminate a conflict between two provisions regarding the location for annual stockholder meetings (adopted by the board on March 31, 2008);

•	to change the advance notice provisions for stockholder nominations and proposals (adopted by the board on March 25, 2009);

•	to authorize the board to utilize a co-chair leadership structure when appropriate (adopted by the board on September 9, 2014);

•
to provide for majority voting for director nominees in uncontested elections and implement procedures for incumbent directors who do not receive a majority vote (adopted by the board on June 3, 2015); and

•	to designate an exclusive forum for certain litigation (adopted by the board on June 3, 2015).
Our board has determined that it is in the best interests of lululemon and our stockholders to ratify, and has approved the ratification of, each of these bylaw amendments in accordance with Section 204 of the Delaware General Corporation Law (DGCL) and Delaware common law. This notice constitutes the notice required to be given to our stockholders under Section 204 of the DGCL in connection with such ratification. Under Section 204 of the DGCL, when a matter is submitted for ratification at a stockholder meeting, any claim that a defective corporate act ratified under Section 204 is void or voidable due to the failure of authorization, or that the Delaware Court of Chancery should declare in its discretion that a ratification in accordance with Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within 120 days from the validation effective time, which would be the time the stockholders approve the ratification.
Stockholders of record at the close of business on April 11, 2018 are entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof. In accordance with our bylaws, a list of those stockholders entitled to vote at the annual meeting will be available for examination by any stockholder, for any purpose relating to the meeting, at the office of the Corporate Secretary, lululemon athletica inc., 1818 Cornwall Avenue, Vancouver, British Columbia, beginning April 26, 2018. The list will also be available at the annual meeting.
We are pleased to continue using the U.S. Securities and Exchange Commission's "Notice and Access" delivery model allowing companies to furnish proxy materials to their stockholders over the Internet. We believe that this delivery process will expedite stockholders' receipt of proxy materials and lower the costs and reduce the environmental impact of the annual meeting. On or about April 26, 2018, we intend to mail to our stockholders a Notice of Internet Availability of Proxy Materials, containing instructions on how to access our proxy statement and Annual Report to Stockholders for the fiscal year ended January 28, 2018, on how to vote online, and on how to access the virtual annual meeting. This notice also provides instructions on how to receive a paper copy of the proxy materials by mail.
All stockholders are invited to attend the annual meeting. The annual meeting will begin promptly at 11:00 a.m., Eastern Time. Online check-in will begin at 10:30 a.m., Eastern Time, and you should allow ample time for the online check-in procedures. Whether or not you plan to attend the annual meeting, please vote your shares via the Internet or telephone, as described in the accompanying materials, as soon as possible to assure that your shares are represented at the meeting, or, if you elect to receive a paper copy of the proxy card by mail, you may mark, sign and date the proxy card and return it in the enclosed postage-paid envelope. If you attend the virtual meeting you will, of course, have the right to revoke the proxy and vote your shares electronically at the meeting.

By order of the board of directors,

Glenn Murphy
Executive Chairman
Vancouver, British Columbia
April [ • ], 2018

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LULULEMON ATHLETICA INC.
PROXY STATEMENT
2018 ANNUAL MEETING OF STOCKHOLDERS
WEDNESDAY, JUNE 6, 2018
GENERAL INFORMATION
This proxy statement is being provided to solicit proxies on behalf of the board of directors of lululemon athletica inc. for use at the annual meeting of stockholders to be held on Wednesday, June 6, 2018, at 11:00 a.m., Eastern Time. We are pleased to inform you that this year's meeting will again be a completely virtual meeting, which will be conducted solely via live webcast. You will be able to attend the annual meeting online, vote your shares electronically, and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/lulu2018. We expect to first make this proxy statement available, together with our Annual Report for the fiscal year ended January 28, 2018, to stockholders on or about April 26, 2018.
Our principal offices are located at 1818 Cornwall Avenue, Vancouver, British Columbia V6J 1C7.
Internet Availability of Annual Meeting Materials
Under rules adopted by the U.S. Securities and Exchange Commission, or SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, to our stockholders of record. All stockholders will have the ability to access the proxy materials on the website referred to in the notice or to request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the notice. You will not receive a printed copy of the proxy materials unless you request one in the manner set forth in the notice. This permits us to conserve natural resources and reduces our printing costs, while giving stockholders a convenient and efficient way to access our proxy materials and vote their shares.
We intend to mail the notice on or about April 26, 2018 to all stockholders of record entitled to vote at the annual meeting.
Who May Vote
Only persons who are holders of record of our common stock or our special voting stock at the close of business on April 11, 2018, which is the record date, will be entitled to notice of and to vote at the annual meeting. On the record date, [ • ] shares of common stock and [ • ] shares of special voting stock were issued and outstanding. Each share of common stock is entitled to one vote at the annual meeting and each share of special voting stock is entitled to one vote at the annual meeting. Holders of common stock and special voting stock will vote together as a single class on all matters that come before the annual meeting. Accordingly, throughout this proxy statement we refer generally to our outstanding common stock and special voting stock together as our "common stock."
What Constitutes a Quorum
Stockholders may not take action at the annual meeting unless there is a quorum present at the meeting. Stockholders participating in the virtual meeting are considered to be attending the meeting "in person." The presence, in person or by proxy, of a majority of the outstanding shares of common stock entitled to vote as of the close of business on the record date constitutes a quorum. Abstentions and broker non-votes will each be counted as present for the purposes of determining the presence of a quorum. Broker non-votes occur when brokers holding shares in street name for beneficial owners do not receive instructions from the beneficial owners about how to vote the shares. An abstention occurs when a stockholder withholds such stockholder's vote by checking the "abstain" box on the proxy card, or similarly elects to abstain via the Internet or telephone voting. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, including the ratification of appointment of independent registered accounting firm.
Vote Required
Proposal No. 1: A nominee for director will be elected to the board if the votes cast for the nominee's election exceed the votes cast against that nominee's election at the meeting. Abstentions and broker non-votes will have no effect on the outcome of the election and we do not have cumulative voting in the election of directors.
Proposal No. 2: The selection of our independent registered public accounting firm will be ratified if the votes cast for this proposal exceed the votes cast against this proposal at the meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

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Proposal No. 3: The amendment to our certificate of incorporation to provide the board the power to adopt, amend or repeal our bylaws will be approved if the votes cast for this proposal represent a majority of the outstanding common stock entitled to vote at the meeting. Abstentions and broker non-votes will have the same effect as a vote against this proposal.
Proposal No. 4: The ratification of each of the amendments to our bylaws that were previously adopted by the board will be approved if the votes cast for each proposal exceeds the votes cast against that proposal at the meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
Proposal No. 5: The compensation of our named executive officers will be approved, on an advisory basis, if the votes cast for this proposal exceed the votes cast against this proposal at the meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
Voting Process
Shares that are properly voted or for which proxy cards are properly executed and returned will be voted at the annual meeting in accordance with the directions given. In the absence of directions, these shares will be voted "FOR" the election of the three Class II director nominees named in this proxy statement, and "FOR" Proposals No. 2, No. 3, No. 4 and No. 5.
We do not expect any other matters to be brought before the annual meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to those matters.
The manner in which your shares may be voted depends on how your shares are held. If you are the record holder of your shares, meaning you appear as the holder of your shares on the records of our stock transfer agent, you may vote those shares via the Internet or telephone, or, if you request a printed copy of the proxy materials, via a proxy card for voting those shares included with the printed proxy materials. If you own shares in street name, meaning you are a beneficial owner with your shares held through a bank or brokerage firm, you may instead receive a notice with instructions on how to access proxy materials as well as how you may instruct your bank or brokerage firm how to vote your shares.
Voting on the Internet
You can vote your shares via the Internet by following the instructions in the notice. The Internet voting procedures are designed to authenticate your identity and to allow you to vote your shares and confirm your voting instructions have been properly recorded. If you vote via the Internet, you do not need to complete and mail a proxy card. We encourage you to vote your shares via the Internet in advance of the annual meeting even if you plan to attend the virtual annual meeting.
Voting by Mail
You can vote your shares by mail by requesting a printed copy of the proxy materials sent to your address. When you receive the proxy materials, you may fill out the proxy card enclosed therein and return it per the instructions on the card. By signing and returning the proxy card according to the instructions provided, you are enabling the individuals named on the proxy card, known as "proxies," to vote your shares at the annual meeting in the manner you indicate. If you request a printed copy of the proxy materials, we encourage you to sign and return the proxy card even if you plan to attend the annual meeting.
Voting by Telephone
You may be able to vote by telephone. If so, instructions are included with your notice. If you vote by telephone, you do not need to complete and mail your proxy card.
Attendance and Voting at the Annual Meeting
Most of our stockholders hold their shares through a broker, trustee or other nominee rather than directly in their own name. There are some distinctions between shares held of record and those owned beneficially. If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the "stockholder of record." As the stockholder of record, you have the right to grant your voting proxy directly to lululemon or to a third party, or to vote your shares during the meeting. If your shares are held in a brokerage account, by a trustee or by another nominee (that is, in "street name"), you are considered the "beneficial owner" of those shares. As the beneficial owner of those shares, you have the right to direct your broker, trustee or nominee how to vote, or to vote your shares during the annual meeting.

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Revocation
If you are the record holder of your shares, you may revoke a previously granted proxy at any time before the annual meeting by delivering to the Corporate Secretary of lululemon athletica inc. a written notice of revocation or a duly executed proxy bearing a later date or by voting your shares electronically at the annual meeting. Any stockholder owning shares in street name may change or revoke previously given voting instructions by contacting the bank or brokerage firm holding the shares. Simply attending the annual meeting does not revoke your proxy. Your last vote, prior to or at the annual meeting, is the vote that will be counted.
Householding
The SEC permits companies to send a single notice, and for those stockholders that elect to receive a paper copy of proxy materials in the mail, one copy of this proxy statement, together with our 2017 Annual Report, to any household at which two or more stockholders reside, unless contrary instructions have been received, but only if we provide advance notice and follow certain procedures. In such cases, each stockholder continues to receive a separate notice, and for those stockholders that elect to receive a paper copy of proxy materials in the mail, one copy of our 2017 Annual Report and this proxy statement. This householding process reduces the volume of duplicate information and reduces printing and mailing expenses. We have not instituted householding for stockholders of record; however, certain brokerage firms may have instituted householding for beneficial owners of our common stock held through brokerage firms. If your family has multiple accounts holding our common stock, you may have already received householding notification from your broker. Please contact your broker directly if you have any questions or require additional copies of the notice, our 2017 Annual Report and this proxy statement. The broker will arrange for delivery of a separate copy of the notice, and, if so requested, a separate copy of these proxy materials promptly upon your written or oral request. You may decide at any time to revoke your decision to household, and thereby receive multiple copies.
Solicitation of Proxies
We pay the cost of soliciting proxies for the annual meeting. We solicit by mail, telephone, personal contact and electronic means and arrangements are made with brokerage houses and other custodians, nominees and fiduciaries to send notices, and if requested, other proxy materials, to beneficial owners. Upon request, we will reimburse them for their reasonable expenses. In addition, our directors, officers and employees may solicit proxies, either personally or by telephone, facsimile or written or electronic mail. We have also retained Alliance Advisors, LLC, a proxy solicitation firm, to assist in the solicitation of proxies for a fee of $8,000 plus reasonable out-of-pocket expenses. Stockholders are requested to return their proxies without delay.

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PROPOSAL NO. 1
ELECTION OF DIRECTORS
We have a classified board of directors currently consisting of nine directors, including three Class I directors, three Class II directors, and three Class III directors, who will serve until the annual meetings of stockholders to be held in 2020, 2018 and 2019, respectively, and until their respective successors are duly elected and qualified or until their earlier resignation or removal.
At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire at the annual meeting dates. The term of the Class II directors will expire on the date of the upcoming annual meeting and three people are to be elected to serve as Class II directors of our board of directors at the annual meeting. Based on all information available to the Nominating and Governance Committee of our board of directors and relevant considerations, including the guidelines, criteria and procedures for identifying and evaluating candidates for election to the board of directors included in our "Guidelines for Evaluating Director Candidates," the Nominating and Governance Committee selected Martha A.M. Morfitt, Tricia Patrick, and Emily White, each of whom is a current Class II director, as the candidates who, in the view of the Nominating and Governance Committee, are most suited for membership on our board of directors at this time. Accordingly, the Nominating and Governance Committee recommended and our board of directors nominated Ms. Morfitt, Ms. Patrick, and Ms. White as nominees for election as Class II directors. If elected, Ms. Morfitt, Ms. Patrick, and Ms. White will serve as Class II directors until our annual meeting of stockholders in 2021 and until their successors are duly elected and qualified, or until their earlier resignation or removal.
Our board of directors has no reason to believe that any of the nominees listed above will be unable to serve as a director. If, however, any nominee becomes unavailable, the proxies will have discretionary authority to vote for a substitute nominee. There are no family relationships among any of the directors or executive officers.
Class II Director Nominees for Election at the 2018 Annual Meeting of Stockholders
Martha A.M. (Marti) Morfitt has been a member of our board of directors since December 2008. She has served as a principal of River Rock Partners, Inc., a business and cultural transformation consulting firm, since 2008. Ms. Morfitt served as the CEO of Airborne, Inc. from October 2009 to March 2012. She served as the President and CEO of CNS, Inc., a manufacturer and marketer of consumer healthcare products, from 2001 through March 2007. From 1998 to 2001, she was Chief Operating Officer of CNS, Inc. Ms. Morfitt currently serves on the board of directors of Graco, Inc., a publicly-traded fluid handling systems and components company and Mercer International Inc. a publicly traded forest products company with operations in Europe and North America. She served on the board of directors of Life Time Fitness, Inc., a publicly traded operator of fitness and athletic centers from 2008 to 2015. She received her HBA from the Richard Ivey School of Business at the University of Western Ontario, and an MBA from the Schulich School of Business at York University. Our board of directors selected Ms. Morfitt to serve as director because she has extensive public board experience, and years of leading and managing branded consumer business operations and strategic planning.
Tricia Patrick has been a member of our board of directors since August 2017. Ms. Patrick joined Advent International in 2016 as a Managing Director focusing on buyouts and growth equity investments in the retail, consumer and leisure sector. Prior to Advent, Ms. Patrick spent 15 years investing across both Bain Capital Private Equity and the Private Equity Group of Goldman, Sachs & Co. She has closed transactions across the retail, healthcare, business services, real estate and media sectors, as well as internationally. Her current directorships include Burlington Stores, a publicly traded department store retailer, and First Watch Restaurants. Ms. Patrick earned an A.B. in Biochemical Sciences cum laude from Harvard College and an MBA, with high distinction, as a Baker Scholar from Harvard Business School. Ms. Patrick was appointed to the board of directors in connection with a support agreement which gives Advent a continuing right to nominate two designees to the board of directors. Our board of directors believes her experience advising retail companies enables her to provide valuable insights to the board of directors.
Emily White has been a member of our board of directors since November 2011. Since 2016, Ms. White has provided consulting and advisory services to companies in the tech and venture capital industries. She was the Chief Operating Officer of Snapchat, Inc., a photo messaging application, from January 2014 to March 2015. Prior to joining Snapchat, Ms. White held several leadership roles at Facebook Inc., a social networking company, from 2010 to 2013 including Director of Local Business Operations, Director of Mobile Business Operations and Head of Business Operations at Instagram. From 2001 to 2010, Ms. White worked at Google where she ran North American Online Sales and Operations, Asia Pacific & Latin America business and the Emerging Business channel. She currently serves on the board of directors of Zayo Group Holdings, Inc. a publicly traded bandwidth infrastructure, colocation, and connectivity services company and Graco, Inc., a publicly traded fluid handling systems and components company. She is an advisor and former board member of the National Center for Women in IT, a non-profit coalition working to increase the participation of girls and women in computing and IT. She received a BA in Art History from Vanderbilt University. Our board of directors selected Ms. White to serve as a director because of her extensive experience with social networking and technology companies, her understanding of the demographics in which our principal customers reside and the diversity in background and experience she provides to our board of directors.

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Vote Required and Board Recommendation
If a quorum is present, a nominee for director will be elected to the board of directors if the votes cast for the nominee's election exceed the votes cast against that nominee's election. If an incumbent director fails to receive the required vote for re-election, then, within 90 days following certification of the stockholder vote by the inspector of elections, the board of directors will determine whether to accept the director's resignation. Abstentions and broker non-votes will have no effect on the outcome of the election.
Our board of directors unanimously recommends a vote "FOR" the election of the three Class II director nominees named above.

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CORPORATE GOVERNANCE
Our Board of Directors
The following table sets forth the name, age as of April 2, 2018, and principal occupation of each of our current directors (including the nominees for Class II directors to be elected at this meeting), and the period during which each has served as a director of lululemon.

Name	Age	Occupation	Director Since
Class I directors whose terms expire at the 2020 annual meeting
Michael Casey	72	Retired Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Starbucks Corporation	2007
Glenn Murphy	56	Founder and CEO of FIS Holdings	2017
David M. Mussafer	54	Managing Partner of Advent International Corporation	2014

Class II directors whose terms expire and who are nominees for election at the 2018 annual meeting
Martha A.M. Morfitt	60	Principal of River Rock Partners Inc.	2008
Tricia Patrick	37	Managing Director of Advent International Corporation	2017
Emily White	39	Strategic Advisor and Independent Consultant	2011

Class III directors whose terms expire at the 2019 annual meeting
Robert Bensoussan	59	Director of Sirius Equity LLP	2013
Kathryn Henry	52	Strategic Advisor and Independent Consultant	2016
Jon McNeill	50	Chief Operating Officer, Lyft, Inc.	2016
The following is brief biographical description of each person who is currently a member of our board of directors:
Class I directors whose terms expire at the 2020 annual meeting
Michael Casey has been a member of our board of directors since October 2007 and served as Co-Chairman of the Board from September 2014 to April 2017 and as Chairman of the Board from May 2014 to September 2014. He retired from Starbucks Corporation in October 2007, where he had served as Senior Vice President and CFO from August 1995 to September 1997, and Executive Vice President, CFO and Chief Administrative Officer from September 1997 to October 2007. Subsequent to retirement he served as a Senior Advisor to Starbucks Corporation from October 2007 to May 2008 and from November 2008 to January 2015. Prior to joining Starbucks, Mr. Casey was Executive Vice-President and CFO for Family Restaurants, Inc. and President and CEO of El Torito Restaurants, Inc. He was also a member of the board of directors of The Nasdaq OMX Group, Inc. from January 2001 to May 2012. Mr. Casey graduated from Harvard College with an A.B. degree in Economics, cum laude, and Harvard Business School with an MBA degree. Our board of directors selected Mr. Casey to serve as director because he has extensive experience in corporate finance and accounting, managing retail-focused industry operations, strategic planning, and public company corporate governance. Our board of directors believes his service on executive, audit, and compensation committees of other companies allows him to provide significant insight to our board of directors.
Glenn Murphy has been a member of our board of directors since April 2017 and has served as Executive Chairman of the Board since February 2018. He served as Co-Chairman of the Board from April 2017 to November 2017 and as Non-Executive Chairman of the Board from November 2017 to February 2018. He is the founder and CEO of FIS Holdings, a consumer-focused investment firm. Prior to FIS Holdings, Mr. Murphy served as Chairman and Chief Executive Officer at The Gap, Inc. from 2007 until 2014. Prior to that, Mr. Murphy served as the Chairman and Chief Executive Officer of Shoppers Drug Mart Corporation from 2001 to 2007. Prior to leading Shoppers Drug Mart, he served as the Chief Executive Officer and President for the Retail Division of Chapters Inc. Mr. Murphy started his career at Loblaws where he spent 14 years, and he holds a B.A. degree from the University of Western Ontario. Our board of directors selected Mr. Murphy to serve as a director because they believe his extensive retail experience as a leading strategic operator will provide valuable insight to our board of directors.
David M. Mussafer has been a member of our board of directors since September 2014 and has served as the Lead Director since November 2017. From September 2014 to November 2017, he served as Co-Chairman of the Board. Mr. Mussafer is currently a Managing Partner at Advent International Corporation and is responsible for Advent's North American private equity operations. Mr. Mussafer joined Advent in 1990, has been a principal of the firm since 1993, and is a member of Advent's executive committee and board of directors. Mr. Mussafer holds a BSM, cum laude, from Tulane University and an MBA from the Wharton School of the University of Pennsylvania. Mr. Mussafer was appointed to the board of directors in connection with a support agreement which gives Advent a continuing right to nominate two designees to the board of directors and the opportunity to have one of its designees serve as

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a Co-Chairman of the Board. Our board of directors believes his extensive experience enables him to provide valuable insights to the board of directors regarding board processes and operations as well as the relationship between the board of directors and stockholders.
Class II directors whose terms expire and who are nominees for election at the 2018 annual meeting
Martha A.M. Morfitt's biographical summary is included under "Proposal No. 1 - Election of Directors".
Tricia Patrick's biographical summary is included under "Proposal No. 1 - Election of Directors".
Emily White's biographical summary is included under "Proposal No. 1 - Election of Directors".
Class III directors whose terms expire at the 2019 annual meeting
Robert Bensoussan has been a member of our board of directors since January 2013. Since 2008, Mr. Bensoussan has been a Director and the majority owner of Sirius Equity LLP, a UK company that invests in retail and brands based in the UK and Europe. From 2008 to April 2017, Mr. Bensoussan served on the board of LK Bennett, a UK fashion retailer, as chairman (both executive and non-executive), twice as interim CEO, and most recently as a non-executive director. He has also served as non-executive chairman of feelunique.com (UK) since December 2012. From 2001 to 2007, Mr. Bensoussan was CEO of Jimmy Choo Ltd, a privately held UK luxury shoe wholesaler and retailer and was also a member of the board of directors of Jimmy Choo Ltd from 2001 to 2011. Mr. Bensoussan serves on the boards of directors of Inter Parfums Inc., a publicly-traded manufacturer of fragrances and fragrance-related products and Leo Holdings Corp, a publicly traded special purpose acquisition company. He is also on the board of directors of Zen Cars (Belgium), an electric car rental company, Eaglemoss (UK) a part-works publisher and Novartex (France), a fashion retailer. Our board of directors selected Mr. Bensoussan to serve as director because he has extensive executive management and director experience in the apparel, accessories and fragrances industry. Our board of directors believes his experience as chief executive officer and director of international branded luxury goods operations provides unique insight and vision to our board of directors.
Kathryn Henry has been a member of our board of directors since January 2016. Since 2015, Ms. Henry has served as a strategic advisor and independent consultant for retail and technology companies, in addition to venture capital, investment and consulting firms seeking executive level guidance. Ms. Henry previously served as Chief Information Officer, Logistics & Distribution at lululemon from 2010 to 2014. In her role, Ms. Henry oversaw all global IT, distribution and logistics operations for the company. Prior to joining lululemon in 2010, Ms. Henry worked at The Gap, Inc., where she served as Vice President and Chief Information Officer of International IT and Gap North America and was responsible for the systems support of key international growth initiatives. Ms. Henry was designated for appointment to our board of directors by Dennis J. Wilson in accordance with the terms of a support agreement between lululemon, Mr. Wilson, and certain entities affiliated with Advent International. Our board of directors believes that her strategic IT and retail experience as well as her experience with lululemon will provide valuable insight to our board of directors.
Jon McNeill has been a member of our board of directors since April 2016. Mr. McNeill has served as Chief Operating Officer of Lyft, Inc. since March 2018. He previously served as President, Global Sales, Delivery and Service of Tesla Inc., overseeing customer-facing operations, from September 2015 to February 2018. Prior to joining Tesla, Inc., he was the CEO of Enservio, Inc., a software company, from 2006 until 2015, and founder of multiple technology and retail companies including TruMotion, Sterling, First Notice Systems, and Trek Bicycle Stores, Inc. Mr. McNeill began his career at Bain & Company. He is a graduate of Northwestern University. Our board of directors believes his executive experience and innovative and entrepreneurial attributes will provide valuable insight to our board of directors and is aligned with our unique culture.
Third Party Compensation for Directors and Director Nominees
Mr. Murphy and Advent International Corporation, which holds approximately 14.8% of our outstanding shares of common stock, have informed us that they have an arrangement under which Mr. Murphy would be eligible for an incentive payment from Advent based on the total cash proceeds Advent receives from its investment in our common stock, including Advent's proceeds received from any dividends or other distributions on the common stock and from the sale of its shares. They have informed us that the arrangement does not have a pre-determined termination date, but that Mr. Murphy would not be eligible to receive the incentive payment from Advent if the arrangement is terminated for cause, if he has not served as a director of lululemon within the six-month period immediately prior to Advent's receipt of the proceeds, or if the arrangement is terminated by either Mr. Murphy or Advent other than for cause more than six months prior to Advent's receipt of the proceeds.

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Independence of the Board
The U.S. federal securities laws pertaining to corporate governance of publicly-traded companies and the Nasdaq listing standards require the board of directors to make an evaluation and determination as to the independence of members of the board of directors in accordance with the standards provided in U.S. federal law and the Nasdaq listing standards. The board of directors has reviewed the general definitions and criteria for determining the independence of directors, information provided by each director, other relevant facts and circumstances bearing on each director's ability to exercise independent judgment in carrying out the responsibilities of a director, and the recommendations of the Nominating and Governance Committee regarding the independence of our current directors. Based on this review, our board of directors has determined that the following current members of our board of directors are "independent" for the purposes of the Nasdaq listing standards as they relate to directors:

Robert Bensoussan	Jon McNeill	Tricia Patrick
Michael Casey	Martha A.M. Morfitt	Emily White
Kathryn Henry	David M. Mussafer
Glenn Murphy, our Executive Chairman, is not an independent director by virtue of his current service as Executive Chairman of lululemon.
Executive Sessions
Non-management directors generally meet in an executive session without management present each time our board of directors holds its regularly scheduled meetings.
Committees and Meeting Attendance
Our board of directors has three standing committees, including an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. Each of these committees operates under a written charter adopted by our board of directors. Copies of these charters are available on our website at www.lululemon.com. Our board of directors held nine meetings of the full board of directors during fiscal 2017. Each of the standing committees of our board of directors held the number of meetings indicated below. During fiscal 2017, each of our directors attended at least 75% of the total number of meetings of our board of directors, and all of the committees of our board of directors on which such director served during that period except Mr. McNeill, who did not attend 75% of the Nominating and Governance Committee meetings. Directors are encouraged to attend our annual meetings of stockholders. All of our directors attended the 2017 annual meeting of stockholders.

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The following table sets forth the three standing committees of our board of directors, the members of each committee during fiscal 2017 and the number of meetings held by each committee:

Name of Director	Audit	Compensation	Nominating and Governance
Robert Bensoussan	Member		Member
Michael Casey	Member	Chair
Steven J. Collins(1)		Member
Kathryn Henry	Member
Jon McNeill			Member
Martha A.M. Morfitt	Chair	Member
David M. Mussafer			Chair
Tricia Patrick(2)			Member
Emily White		Member
Number of meetings in fiscal 2017	6	6	5
_________

(1)	Mr. Collins resigned as a director in August 2017.

(2)	Ms. Patrick was appointed as a director in August 2017.
Audit Committee
The Audit Committee is appointed by our board of directors to assist it in fulfilling its oversight responsibilities by overseeing the accounting and financial reporting processes of lululemon and the audits of our financial statements as well as overseeing our risk assessment and risk management policies, procedures and practices. The Audit Committee's primary duties and responsibilities include:

•
Appointing and retaining our independent registered public accounting firm, approving all audit, review, and other services to be provided by our independent registered public accounting firm and determining the compensation to be paid for those services;

•	Overseeing the integrity of our financial reporting process and systems of internal controls regarding accounting and finance;

•	Overseeing the qualifications, independence, and performance of our independent registered public accounting firm;

•	Overseeing our risk assessment and risk management policies, procedures, and practices;

•	Reviewing and, if appropriate, approving any related party transactions;

•	Reviewing our code of business conduct and ethics applicable to all directors, officers, and employees, and monitoring and approving any modifications or waivers of the code;

•	Providing a means for processing complaints and anonymous submissions by employees of concerns regarding accounting or auditing matters; and

•	Monitoring compliance with legal and regulatory requirements.
The current members of the Audit Committee are Martha A.M. Morfitt (Chair), Robert Bensoussan, Michael Casey, and Kathryn Henry. Our board of directors has determined that each of the members of the Audit Committee is "independent" for purposes of the Nasdaq listing requirements as they apply to audit committee members and that Mr. Casey and Ms. Morfitt qualify as "audit committee financial experts" under the rules of the SEC.
Compensation Committee
The Compensation Committee has been delegated authority by our board of directors to oversee all significant aspects of our compensation policies and programs, including:

•	Reviewing and approving the compensation and annual performance objectives and goals of our executive officers;

•	Reviewing, approving, and administering incentive-based and equity-based compensation plans in which our executive officers participate;

•	Evaluating risks created by our compensation policies and practices and considering any reasonably likely effect of such risks;

•	Reviewing and recommending to our board of directors new executive compensation programs; and

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•	Reviewing and recommending to our board of directors proposed changes in director compensation.
The current members of the Compensation Committee are Michael Casey (Chair), Martha A.M. Morfitt, and Emily White. Our board of directors has determined that each of the members of the Compensation Committee is "independent" for purposes of the Nasdaq listing standards.
Nominating and Governance Committee
The Nominating and Governance Committee is responsible for matters relating to the corporate governance of our company as well as identifying individuals qualified to become members of our board of directors or any of its committees, recommending nominees for election as directors at each stockholder meeting at which directors are to be elected, and recommending candidates to fill any vacancies on our board of directors or any of its committees. The current members of the Nominating and Governance Committee are David Mussafer (Chair), Robert Bensoussan, Jon McNeill and Tricia Patrick. Our board of directors has determined that each of the members of the Nominating and Governance Committee is "independent" for purposes of the Nasdaq listing standards.
Director Nominations
The Nominating and Governance Committee considers recommendations for nominees from directors, officers, employees, stockholders, and others based upon each candidate's qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in members of our board of directors. Nominees for our board of directors must be committed to enhancing long-term stockholder value and possess a high level of personal and professional ethics, sound business judgment, appropriate experience and achievements, personal character, and integrity. Members of our board of directors are expected to understand our business and the industry in which we operate, regularly attend meetings of our board of directors and committee meetings, participate in meetings and decision-making processes in an objective and constructive manner, and be available to advise our officers and management. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates, as appropriate. Upon selection of a qualified candidate, the Nominating and Governance Committee recommends the candidate to our board of directors. The Nominating and Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.
The Nominating and Governance Committee does not have a formal policy regarding the consideration of diversity in identifying nominees for directors. Once the Nominating and Governance Committee has confirmed that an individual meets the general qualifications for a director, and has further determined that such individual is appropriately qualified to serve on our board of directors, the Nominating and Governance Committee then considers the extent to which the membership of the candidate on our board of directors would promote a diversity of perspectives, backgrounds and experiences among the directors, including expertise and experience in a diversity of substantive matters pertaining to our business. However, our board of directors does not believe the subjective and varying nature of this nomination process lends itself to a formal policy or fixed rules with respect to the diversity of our board of directors.
The Nominating and Governance Committee will consider director candidates recommended by stockholders. The Nominating and Governance Committee will evaluate director candidates in light of several factors, including the general criteria outlined above. Stockholders who wish to recommend individuals for consideration by the Nominating and Governance Committee to become nominees for election to our board of directors at an annual meeting of stockholders must do so in accordance with the process outlined in "Stockholder Proposals to be Presented at the 2019 Annual Meeting of Stockholders" section of this proxy statement and in compliance with our bylaws. Each submission must include: the name and address of the stockholder on whose behalf the submission is made; the number of our shares that are owned beneficially by that stockholder as of the date of the submission and the time period for which those shares have been held; the derivative securities interests owned beneficially by that stockholder as of the date of the submission; a statement from the record holder of the shares and derivative securities interests verifying the holdings; the full name of the proposed candidate; a description of the proposed candidate's business experience for at least the previous five years; complete biographical information for the proposed candidate; a description of the proposed candidate's qualifications as a director; and any other information described in our bylaws and in our "Guidelines for Evaluating Director Candidates," which is available on our website at www.lululemon.com.
Board Structure
We have a classified board structure where board members are elected to three-year terms, such that generally every year only one-third of the directors are considered for election or re-election. We have had this board structure continuously since lululemon became a publicly traded company in 2007. Our board of directors believes the classified board structure has served lululemon and our stockholders well and continues to benefit our stockholders. We believe continuity in membership of our board of directors has assisted in consistent application of our heritage of combining performance and style to achieve our goals.

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Our board of directors also believes a classified board structure provides valuable stability and continuity of leadership for lululemon which is important to long-term stockholder value. With three-year terms, directors develop a deeper understanding of our business, values, competitive environment, and strategic goals. Experienced directors are better positioned to provide effective oversight and advice consistent with the long-term best interest of stockholders. It also enhances the board's ability to make fundamental decisions that are best for lululemon and its stockholders, such as decisions on strategic transactions, significant capital commitments, and careful deployment of financial and other resources. Electing directors to three-year terms also enhances the independence of non-employee directors. It permits them to act independently and on behalf of all stockholders without worrying whether they will be re-nominated by the other members of the board each year. The longer term reduces the influence of special interest groups or significant stockholders who may have agendas contrary to the majority of stockholders and lululemon's own long-term goals. The board of directors believes the freedom to focus on the long-term interests of lululemon, instead of short-term results and the re-nomination process, leads to greater independence and better governance.
In addition, our board of directors believes the classified board structure can be a safeguard against a purchaser gaining control of lululemon without paying fair value. Because only one-third of the directors are elected at any annual meeting, a majority of the board of directors cannot be replaced at a single annual meeting. A classified board does not preclude a change in control of lululemon. It can, however, provide the board of directors more time and flexibility to evaluate the adequacy and fairness of proposed offers, to implement the optimal method of enhancing stockholder value, to protect stockholders against abusive tactics during a takeover process, and to negotiate the best terms for all stockholders, without the threat of imminent removal of a majority of board members. Our board of directors believes that without a classified board structure, its ability to deal with proposals it believes are unfair to lululemon's stockholders or inadequate would be significantly reduced.
Although our board of directors believes a classified board structure is best for lululemon and our stockholders at this time, our board of directors also believes board composition needs to be very responsive to the changing needs of lululemon, however rapid or long-term. Our board of directors evaluates and refreshes itself on a regular basis in an effort to ensure there is proper board composition to meet the current and long-term business needs of lululemon. The average length of service on our board of directors by our current board members is approximately five years, with a majority of the members of our board of directors having less than four years of service on our board. Our board of directors believes its approach toward board turnover has achieved the right balance between the need for continuity and the need for fresh perspectives on the board and continues to place lululemon's best interests and needs above any individual agenda.
Board Leadership Structure
Our board of directors believes that one of its most important functions is to protect stockholders' interests through independent oversight of management, including the Chief Executive Officer. However, our board of directors does not believe that effective management oversight necessarily mandates a particular management structure, such as a separation of the role and identities of the Chairman of the Board and Chief Executive Officer. Our board of directors considers it important to retain flexibility to exercise its judgment as to the most appropriate management structure for lululemon, based on the particular circumstances facing lululemon from time to time.
In recent years, the positions of Chairman of the Board and Chief Executive Officer have been held by separate persons because our board of directors determined at this structure aided in the oversight of management and was in the best interests of our company and our stockholders at that point in time. Currently, we are in the process of a search for a Chief Executive Officer. We expect the position of Chairman of the Board and Chief Executive Officer will continue to be held by separate persons following our successful search. Glenn Murphy currently serves as Executive Chairman of the Board.

Board Nomination Rights
We have an agreement with Dennis J. Wilson and Advent International Corporation, each of which owns more than 10% of our total outstanding shares, which gives them certain board nomination rights.
Under this agreement, Mr. Wilson has a continuing right to nominate one designee to the board of directors for so long as he owns at least 8.0% of our common stock. Ms. Henry was appointed to the board of directors in connection with Mr. Wilson's nomination rights. If Mr. Wilson takes any contesting stockholder action regarding lululemon, including such actions as making or participating in any solicitation of proxies to vote, advising or influencing any person with respect to voting shares of our stock, or making any stockholder proposal, then Mr. Wilson's nomination right will terminate and any person appointed to the board of directors in connection with this nomination right must resign from the board of directors.
Under this agreement, Advent has a continuing right to nominate two designees to the board of directors for so long as Advent owns at least 10.0% of our common stock. Advent's right will change to one designee to the board of directors if its ownership falls below 10.0% but remains at least 6.75%. Further, for so long as Advent owns at least 6.75% of our voting securities, one of its nominees will have the opportunity to serve as a Co-Chairman of the Board and at least one of its nominees will have the opportunity

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to join each of the committees of the board of directors (subject to independence and other applicable requirements). Mr. Mussafer and Ms. Patrick were appointed to the board of directors, and Mr. Mussafer was appointed as Lead Director of the Board, in connection with Advent's nomination rights.

Communications with Directors
Stockholders may communicate with members of our board of directors by transmitting correspondence by mail, facsimile or email, addressed as follows:
Corporate Secretary
c/o lululemon athletica inc.
1818 Cornwall Avenue
Vancouver, British Columbia
Canada V6J 1C7
Facsimile: (604) 874-6124
Email: investors@lululemon.com
The Corporate Secretary will, as he or she deems appropriate, forward communication to our board of directors or to any individual director, directors, or committee of our board of directors to whom the communication is directed.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all of the officers, directors and employees of lululemon and our subsidiaries. The most current version is available on our website at www.lululemon.com. If we make any substantive amendments to the code or grant any waiver from a provision of the code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website, as well as via any other means required by Nasdaq rules or applicable law.
Say-on-Pay Advisory Vote on Executive Compensation
We provided stockholders a "say-on-pay" advisory vote on the compensation of our named executive officers at our 2017 annual meeting. At that meeting, stockholders expressed substantial support for the compensation of our named executive officers (who include our chief executive officer, chief financial officer and each of our next three most highly compensated executive officers during a particular fiscal year), with approximately 98% of the votes cast on the proposal voting for approval of the compensation of our named executive officers.
The Compensation Committee considered the results of the 2017 advisory say-on-pay vote when evaluating our compensation principles, design, and practices. The Compensation Committee also considered many other factors in evaluating our executive compensation programs as discussed in the Compensation Discussion and Analysis, including the Compensation Committee's assessment of the interaction of our compensation programs with our corporate business objectives, evaluations of our programs by the Compensation Committee's independent consultant and a review of market practices for a comparative group of peers. While each of these factors bore weight on the Compensation Committee's decisions regarding the compensation arrangements of our named executive officers, the Compensation Committee did not make any changes to our executive compensation policies and practices as a direct result of the 2017 advisory say-on-pay vote.
Advisory Vote on the Frequency of Say-on-Pay Votes
We provided stockholders an opportunity to cast an advisory vote on how often we should include an advisory say-on-pay proposal in our proxy materials for future stockholder meetings at our 2017 annual meeting. Stockholders had the opportunity to recommend holding the advisory say-on-pay vote every year, every two years or every three years. At our 2017 annual meeting, stockholders holding a majority of the shares voting on this proposal preferred that we hold the advisory say-on-pay vote every year.
After considering the results of the 2017 advisory vote on the frequency of the say-on-pay votes and other factors it deemed relevant, the Compensation Committee believed this outcome conveyed our stockholders' support for holding an advisory vote on say-on-pay every year. Accordingly, our next say-on-pay advisory vote will be at this year's annual meeting.
The Dodd-Frank Act requires us to hold this advisory vote on the frequency of the advisory say-on-pay vote at least once every six years. Accordingly, our next advisory vote on how often we should include an advisory say-on-pay proposal in our proxy materials will be at the 2023 annual meeting.

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Risk Oversight
In its governance role, and particularly in exercising its duty of care and diligence, our board of directors is responsible for overseeing and assessing risk management policies and procedures designed to protect the company's assets and business. While our board of directors has the ultimate oversight responsibility for the risk management process, our board of directors has delegated to the Audit Committee the initial responsibility of overseeing the company's risk assessment and risk management. In fulfilling its delegated responsibility, the Audit Committee has directed management to ensure that an approach to risk management is implemented as a part of the day-to-day operations of lululemon, and to design internal control systems with a view to identifying and managing material risks.
On a periodic basis, the Audit Committee reviews and discusses with the appropriate members of our finance team and our internal auditors the company's significant financial risk exposures and the steps that management has taken to monitor, control, and report those risks. In addition, the Audit Committee regularly evaluates the company's policies, procedures, and practices with respect to enterprise risk assessment and risk management, including discussions with management about material risk exposures and the steps being taken to monitor, control, and report those risks. The Audit Committee reports its activities to the full board of directors on a regular basis and in that regard makes such recommendations to our board of directors with respect to risk assessment and management as it may deem necessary or appropriate.
On a periodic basis, the Compensation Committee reviews the various design elements of our compensation policies and practices to determine whether any of their aspects encourage excessive or inappropriate risk-taking by our executive officers. The Compensation Committee reports its activities in this regard to the full board of directors and makes such recommendations to our board of directors with respect to our compensation policies and practices as it may deem necessary or appropriate.
Anti-Hedging Policy
Our insider trading policy prohibits our directors, officers and other employees from speculating in our stock, including trading in options, warrants, puts and calls, or similar derivative securities, selling lululemon stock short and participating in hedging transactions.
Compensation Committee Interlocks and Insider Participation
The three current members of the Compensation Committee, Michael Casey (Chair), Martha A.M. Morfitt, and Emily White, have never served as one of our officers or employees. None of our executive officers currently serves, or in fiscal 2017 served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers who serve on our board of directors or Compensation Committee.
Executive Officers
Our executive officers and their ages as of April 2, 2018, were as follows:

Name	Age	Position	Officer Since
Glenn Murphy	56	Executive Chairman	2018
Stuart Haselden	47	Chief Operating Officer and Chief Financial Officer	2015
Celeste Burgoyne	43	Executive Vice President, Americas	2016
Michelle Choe	49	Senior Vice President, Merchandising	2018
Julie Averill	48	Executive Vice President, Chief Technology Officer	2017
Stuart Haselden has served as our Chief Financial Officer since February 2015 and also became our Chief Operating Officer in May 2017. Mr. Haselden's career spans more than 16 years of executive leadership at global apparel retailers, including J. Crew Group, Inc. and Saks Incorporated. Prior to joining lululemon, Mr. Haselden served as Chief Financial Officer and Executive Vice President of J. Crew from 2012 to 2015 and also served as its principal accounting officer. From 2009 to 2012, Mr. Haselden served as J. Crew's Senior Vice President of Finance and Treasurer and served as Vice President of Financial Planning & Analysis from 2006 to 2009. Before joining J. Crew, Mr. Haselden served as the Vice President of Strategic Planning for Saks Incorporated where he held a variety of positions from 1999 to 2005. Mr. Haselden also serves on the advisory board of the School of Human Sciences at Auburn University. Mr. Haselden received a Bachelor's degree from Auburn University and an MBA from Tulane University.
Celeste Burgoyne was promoted to Executive Vice President, Americas in December 2016. Ms. Burgoyne has been with lululemon since 2006 and prior to her most recent role, served as Senior Vice President, Retail, North America where she was responsible for overseeing all Canadian and US retail. Prior to that, she held the positions of Vice President of Store Operations and

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General Manager of US Operations. Celeste started her career with Abercrombie & Fitch, where she held various positions during her 10 years with the company, including, Senior Director of Stores. Ms. Burgoyne holds a B.A. from the University of San Diego.
Michelle (Sun) Choe is the Senior Vice President of Merchandising at where she oversees Women's, Men's, Accessories, and Visual Merchandising. She also manages product design, innovation and development. She joined the company in 2016 and is instrumental in elevating merchandising capabilities, partnering with design leadership and innovation to deliver the lululemon vision to guests through best in class product assortments. Prior to joining lululemon, Ms. Choe served as Chief Global Product Merchant at Marc Jacobs and worked in multi-channel merchandising at brands including West Elm, Madewell, Urban Outfitters, Levi's and The GAP. Ms. Choe received her Bachelor's degree from the University of Maryland College Park.
Julie Averill has served as our Executive Vice President, Chief Technology Officer since May 2017. Prior to lululemon, Ms. Averill was at REI from 2014 to 2017, serving first as the VP, Information Technology and then as the brand's first-ever Chief Information Officer. Prior to REI, Ms. Averill spent over a decade driving innovation within Nordstrom's technology platforms, holding several key positions on their IT leadership team. She has a degree in Computer Science from Seattle Pacific University and an MBA from the University of Washington.

17

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our board of directors has selected PricewaterhouseCoopers LLP, or PwC, as our independent registered public accounting firm to audit the consolidated financial statements of lululemon for the fiscal year ending February 3, 2019. PwC has acted in such capacity since its appointment in fiscal 2006. A representative of PwC is expected to be present at the annual meeting, with the opportunity to make a statement if the representative desires to do so and is expected to be available to respond to appropriate questions.
Stockholder ratification of the selection of PwC as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the board of directors is submitting the selection of PwC to the stockholders for ratification as a matter of good corporate governance practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee at its discretion may direct the selection of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of lululemon and our stockholders.
Fees for Professional Services
The following table sets forth the aggregate fees billed or expected to be billed to lululemon for the fiscal years ended January 28, 2018 and January 29, 2017 by PwC:

	Fiscal 2017	Fiscal 2016
Audit Fees(1)	[ • ]	$727,494
Audit-Related Fees(2)	[ • ]	$38,571
Tax Fees(3)	[ • ]	$—
All Other Fees(4)	[ • ]	$—
 __________

(1)
Audit Fees consist of fees for professional services rendered for the audit of our consolidated annual financial statements and review of the interim consolidated financial statements included in our quarterly reports and services that are normally provided by PwC in connection with statutory and regulatory filings or engagements, including consent procedures in connection with public filings.

(2)
Audit-Related Fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "Audit Fees".

(3)
Tax Fees consist of fees for professional services rendered for tax compliance, tax advice and tax planning (domestic and international). These services include assistance regarding federal, state and international tax compliance, acquisitions and international tax planning.

(4)	All Other Fees consist of fees for products and services other than the services reported above.
The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval. The Audit Committee Chair is also authorized, pursuant to delegated authority, to pre-approve additional services on a case-by-case basis, and such approvals are communicated to the full Audit Committee at its next meeting.
None of the services related to Audit-Related Fees, Tax Fees, or All Other Fees described above were approved by the Audit Committee pursuant to the waiver of pre-approval provisions set forth in applicable rules of the SEC.
 Vote Required and Board Recommendation
If a quorum is present, the selection of our independent registered public accounting firm will be ratified if the votes cast for this proposal exceed the votes cast against this proposal at the annual meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
Our board of directors unanimously recommends a vote "FOR" the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending February 3, 2019.

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REPORT OF THE AUDIT COMMITTEE
The Audit Committee oversees lululemon's financial reporting process on behalf of our board of directors. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. Our independent registered public accounting firm is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles. The Audit Committee also evaluates lululemon's policies, procedures and practices with respect to enterprise risk assessment and risk management, including discussions with management about material risk exposures and steps being taken to monitor, control, and report such risks.
The Audit Committee consists of four directors, each of whom, in the judgment of our board of directors, is an "independent director" for purposes of the Nasdaq listing standards. The Audit Committee acts pursuant to a written charter that has been adopted by our board of directors. A copy of this charter is available on our website at www.lululemon.com.
The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed and reviewed with our independent registered public accounting firm all matters required to be discussed by the Public Company Accounting Oversight Board ("PCAOB") Auditing Standard No. 16, Communication with Audit Committees. The Audit Committee has met with our independent registered public accounting firm, with and without management present, to discuss the overall scope of its audit, the results of its examinations, and the overall quality of lululemon's financial reporting.
The Audit Committee has received from our independent registered public accounting firm a formal written statement describing all relationships between the firm and lululemon that might bear on the auditors' independence, as required by the applicable requirements of the PCAOB, and has discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.
Based on the review and discussions referred to above, the Audit Committee recommended to our board of directors that lululemon's audited financial statements be included in lululemon's Annual Report on Form 10-K for the fiscal year ended January 28, 2018.

AUDIT COMMITTEE

Martha A.M. Morfitt (Chair)
Robert Bensoussan
Michael Casey
Kathryn Henry

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PROPOSAL NO. 3
AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
TO PROVIDE THE BOARD THE POWER TO ADOPT, AMEND OR REPEAL BYLAWS

Our board of directors believes that it is in the best interests of lululemon and our stockholders to add a provision to our certification of incorporation to provide our board of directors the authority to adopt, amend or repeal our bylaws.
Background
Under Delaware law, a corporation's stockholders have the power to adopt, amend or repeal the corporation's bylaws. The certificate of incorporation may also confer that power concurrently upon the board of directors.
Prior to the initial public offering of our stock in 2007, our certificate of incorporation included a provision specifying that "the Board shall have the power to adopt, amend or repeal the Bylaws of the Corporation." In connection with the initial public offering, stockholders approved various versions of our certificate of incorporation to reflect changes customary to publicly-traded companies. The provision described above was not included in the version of our certificate of incorporation that became effective upon completion of the initial public offering.
Our board of directors believes that the intent at the time of the initial public offering was to provide it the power to adopt, amend or repeal our bylaws. Our board of directors believes this intent is reflected in a provision of our certificate of incorporation providing that the "business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors having that number of directors set out in the Bylaws of the Corporation as adopted or as set forth from time to time by a duly adopted amendment thereto by the Board of Directors or stockholders of the Corporation" (emphasis added). In addition, our board of directors believes this intent is reflected in section 12.1 of our current bylaws, which was adopted by stockholders at the same time as the certificate of incorporation, and which states that "The Board is expressly authorized to repeal, alter, amend or rescind these Bylaws. Notwithstanding any other provision of these Bylaws (and notwithstanding some lesser percentage that may be specified by law), the Bylaws may be repealed, altered, amended or rescinded by the stockholders of the Corporation as described in the Certificate of Incorporation or in accordance with the DGCL" (emphasis added).
Since the time of our initial public offering in 2007, our board has amended our bylaws on multiple occasions to effect the following changes:

•	to eliminate a conflict between two provisions regarding the location for annual stockholder meetings (adopted by the board on March 31, 2008);

•	to change the advance notice provisions for stockholder nominations and proposals (adopted by the board on March 25, 2009);

•	to authorize the board to utilize a co-chair leadership structure when appropriate (adopted by the board on September 9, 2014);

•
to provide for majority voting for director nominees in uncontested elections and implement procedures for incumbent directors who do not receive a majority vote (adopted by the board on June 3, 2015); and

•	to designate an exclusive forum for certain litigation (adopted by the board on June 3, 2015).
A more detailed description of these bylaw amendments previously adopted by the board may be found in Proposal No. 4 (Ratification of bylaw amendments previously adopted by the board), and Attachment A contains a marked version of our bylaws showing the text of each amendment previously adopted by the board.
On September 29, 2017, two purported stockholders of lululemon made a written demand upon the board challenging the bylaw amendments previously adopted by the board and alleging that, because the certificate of incorporation does not provide the board the express authority to amend, adopt or repeal the bylaws, each of the bylaw amendments previously adopted by the board is invalid, ultra vires and void.

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Description of the Proposed Amendment
The board believes it is in the best interest of the stockholders to provide the board the power to adopt, amend or repeal our bylaws. The proposed amendment to our certificate of incorporation would add the following provision, which is consistent with what the board believes was the intent at the time of the initial public offering and is consistent with similar provisions included in the certificates of incorporation of most publicly-traded companies:
ARTICLE XIII
AMENDMENT OF BYLAWS
In furtherance and not in limitation of the powers conferred by the DGCL, the Board of Directors is expressly authorized to adopt, amend, alter, change or repeal the Bylaws of this Corporation.
This proposed amendment would not divest or limit the stockholders' existing right to adopt, amend or repeal the bylaws. If the stockholders adopt this proposed amendment but do not ratify any one or more of the bylaw amendments previously adopted by the board described in Proposal No. 4 (Ratification of bylaw amendments previously adopted by the board), the board may adopt those non-ratified bylaw amendments at any time in the future.
Reasons for the Proposed Amendment
For the reasons described below, the board believes conferring the power to adopt, amend or repeal our bylaws upon the board of directors through this proposed amendment is in the best interests of lululemon and our stockholders.
The board believes providing the directors the power to adopt, amend and repeal the bylaws is consistent with the intent at the time of the initial public offering, and providing such power is consistent with current practices at other publicly-traded companies, which generally confer this power on boards of directors.
In preparation for the initial public offering, stockholders adopted and the company publicly disclosed governing documents that were intended to become effective upon the initial public offering. These documents included a version of the certificate of incorporation containing a provision stating that the "business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors having that number of directors set out in the Bylaws of the Corporation as adopted or as set forth from time to time by a duly adopted amendment thereto by the Board of Directors or stockholders of the Corporation." These documents also included a version of the bylaws containing a provision stating that the board "is expressly authorized to repeal, alter, amend or rescind these Bylaws." Thus, the board believes this proposed amendment is consistent with the original intent to confer power to adopt, amend or repeal the bylaws upon the board at the time of the initial public offering.
Moreover, the authority of a board of directors to amend a company's bylaws is generally standard among publicly-traded companies. This authority allows a board efficiently to implement and adopt corporate policies and procedures as changing circumstances may necessitate, and to respond quickly to corporate governance or other matters affecting a company's business, without incurring the expense and delay of soliciting proxies from the stockholders and holding a meeting of stockholders. According to data from FactSet's SharkRepellent, a corporate governance database, boards of directors have authority to amend the bylaws without stockholder approval at more than 97% of the companies it tracks in each of the S&P 500, S&P 1500 and Russell 3000 indices. In addition, each of the U.S. incorporated companies included in our peer group described in the Compensation Discussion and Analysis included in this proxy statement confer the power to amend bylaws upon their boards of directors.
The board's power to adopt, amend and repeal the bylaws gives the board necessary flexibility to respond on a cost-efficient basis to evolving circumstances.
If the certificate of incorporation did not confer power to adopt, amend and repeal the bylaws upon the board of directors, stockholders would need to approve all future amendments to the bylaws, which would be burdensome and unnecessary, and is an inefficient use of company resources. For example, bylaws typically contain provisions pertaining to the internal operations of a company and its board, such as provisions related to the conduct of board meetings and the appointment of officers. Seeking stockholder approval of every change to these types of provisions would be cumbersome and would involve stockholders in day-to-day aspects of the company's governance practices.
Moreover, if the certificate of incorporation did not confer power to adopt, amend and repeal the bylaws upon the board of directors, the board's ability to respond quickly and efficiently to evolving circumstances such as governance norms would be hampered. In recent years, boards of directors of many publicly-traded companies have been able to amend their companies' bylaws in response to evolving governance norms such as majority voting in director elections. Rather than seeking stockholder approval for these amendments, boards of directors have been able to adopt them in a more efficient, cost-effective manner, without going through the process of soliciting and obtaining stockholder approval.

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The proposed amendment would not divest or limit the power of the stockholders to adopt, amend or repeal the bylaws.
This proposed amendment would not divest or limit the power of our stockholders to adopt, amend or repeal the bylaws. Under Delaware law, a corporation's stockholders have the power to adopt, amend or repeal the corporation's bylaws. When the certificate of incorporation confers that power upon the board of directors, it is concurrently held by the stockholders and the board.
Vote Required and Board Recommendation
Approval of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock as well as the presence of a quorum representing a majority of the voting power of all outstanding shares of our common stock entitled to vote, either in person or by proxy. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum and will have the effect of a vote "against" this proposal.
Our board of directors unanimously recommends a vote "FOR" the approval of the amendment to our certificate of incorporation to provide the board the power to adopt, amend or repeal the bylaws.

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PROPOSAL NO. 4
RATIFICATION OF AMENDMENTS TO OUR BYLAWS PREVIOUSLY ADOPTED BY THE BOARD
As described under Proposal No. 3 (Amendment to our certificate of incorporation to provide the board power to adopt, amend or repeal bylaws), although our certificate of incorporation does not include a provision providing our board of directors the authority to adopt, amend or repeal our bylaws, since the time of our initial public offering in 2007, our board has amended our bylaws on multiple occasions to effect the following changes:

•	to eliminate a conflict between two provisions regarding the location for annual stockholder meetings (adopted by the board on March 31, 2008);

•	to change the advance notice provisions for stockholder nominations and proposals (adopted by the board on March 25, 2009);

•	to authorize the board to utilize a co-chair leadership structure when appropriate (adopted by the board on September 9, 2014);

•
to provide for majority voting for director nominees in uncontested elections and implement procedures for incumbent directors who do not receive a majority vote (adopted by the board on June 3, 2015); and

•	to designate an exclusive forum for certain litigation (adopted by the board on June 3, 2015).
These amendments were adopted by our board, but were not adopted by our stockholders. Our board has determined that it is in the best interests of lululemon and our stockholders to ratify each of these bylaw amendments in accordance with section 204 of the Delaware General Corporation Law (DGCL) and Delaware common law.
Section 204 of the DGCL allows a Delaware corporation, by following specified procedures, to ratify a defective corporate act retroactive to the date the defective corporate act was originally taken. If any one or more of the bylaw amendments listed above is ratified by stockholders, this ratification will be retroactive to the date the board approved that bylaw amendment. This proxy statement and the notice provided to stockholders in connection with the annual meeting constitute the notice required to be given to our stockholders under Section 204 of the DGCL in connection with the ratification of these bylaw amendments.
Attachment A to this proxy statement contains a marked version of our bylaws showing the text of each amendment previously adopted by the board.
Proposal 4A: Ratification of bylaw amendment clarifying that annual stockholder meetings may be held outside of Delaware. On March 31, 2008, the board adopted a bylaw amendment to change the location requirement for annual stockholder meetings from "within the State of Delaware" to "within or without the State of Delaware." Most states, including Delaware, allow annual meetings to be held at any location, either within or outside the state. At the time the board adopted this bylaw amendment, section 2.2 of the bylaws (which provided that annual meetings must be held "within the State of Delaware") conflicted with section 2.1 of the bylaws (which provided that all meetings may be held "within or without the State of Delaware"). This amendment was designed to correct the conflicting provisions and to clarify that annual meetings may be held at any location, either within or outside of Delaware, consistent with the discretion provided under the DGCL. The board approved the ratification of this bylaw amendment previously adopted by the board.
Proposal 4B: Ratification of bylaw amendment changing the advance notice requirements for stockholder proposals and nominations. On March 25, 2009, the board adopted a bylaw amendment changing the notice requirements for stockholder proposals and nominations principally such that a stockholder must give that notice at least 120 days before the first anniversary of the date on which we mailed proxy materials for the preceding year's annual meeting (except under certain circumstances). At the time the board adopted this bylaw amendment, a stockholder was required to give this notice at least 60 days before the first anniversary of the preceding year's annual meeting. This amendment was designed to ensure ample notice of actions proposed to be taken by a potential acquirer or other persons interested in changing the composition of the board or implementing changes in corporate policy. The board approved the ratification of this bylaw amendment previously adopted by the board.
Proposal 4C: Ratification of bylaw amendment authorizing the board to utilize a co-chair leadership structure when appropriate. On September 9, 2014, the board adopted a bylaw amendment providing that the board may appoint a chairman of the board or alternatively, as the board may determine, one or more co-chairmen of the board, along with conforming changes to other sections of the bylaws. This amendment was designed to retain flexibility for the board to exercise its judgment as to the most appropriate board leadership structure to aid the board in the oversight of management, based on the particular circumstances facing the company from time to time. The board approved the ratification of this bylaw amendment previously adopted by the board.
Proposal 4D: Ratification of bylaw amendment providing for majority voting for director nominees in uncontested elections and implementing procedures for incumbent directors who do not receive a majority vote. On June 3, 2015, the board adopted a bylaw amendment providing that a nominee for director will be elected to the board if the votes cast for that nominee's election exceed the votes cast against that nominee's election in uncontested elections. If an incumbent director fails to receive the required vote for

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reelection, then, within 90 days following certification of the stockholder vote, the board will act to determine whether to accept the director's resignation. In contested elections, directors will be elected by a plurality of the votes cast at the meeting. This amendment was designed to increase stockholder democracy and director accountability in uncontested elections. The board approved the ratification of this bylaw amendment previously adopted by the board.
Proposal 4E: Ratification of bylaw amendment selecting an exclusive forum for certain litigation. On June 3, 2015, the board adopted a bylaw amendment requiring that designated categories of corporate disputes be litigated exclusively in the Court of Chancery in the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware). The provision covers four categories of claims, generally consisting of (1) derivative actions, (2) actions asserting breaches of fiduciary duty, (3) actions arising under any provision of Delaware corporate law or our charter documents, and (4) actions asserting claims governed by the internal affairs doctrine. The provision focuses on these categories of claims because they relate to our business, the conduct of our affairs, and our rights or powers or certain rights or powers of stockholders, directors, officers or employees. In many cases, actions brought by stockholders, whether challenging a merger, in a derivative action or otherwise, are brought in more than one jurisdiction, thereby requiring companies to litigate parallel claims in multiple forums. This amendment was designed to minimize the risk of expensive multijurisdictional litigation. The board approved the ratification of this bylaw amendment previously adopted by the board.
Vote Required and Board Recommendation
If a quorum is present, ratification of each of these bylaw amendments requires the affirmative vote of a majority of the votes cast affirmatively or negatively on that ratification proposal at the Annual Meeting. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of these ratification proposals.
The ratification of any one or more of the bylaw amendments described above is not conditioned upon the ratification of any one or more other bylaw amendments or on adoption of Proposal No. 3 (Amendment to our certificate of incorporation to provide the board power to adopt, amend or repeal bylaws). If stockholders approve the ratification of one or more, but not all, of the bylaw amendments previously adopted by the board, those bylaw amendments, and only those bylaw amendments, will be ratified.
If stockholders adopt Proposal No. 3 (Amendment to our certificate of incorporation to provide the board power to adopt, amend or repeal bylaws), but do not ratify any one or more of the bylaw amendments previously adopted by the board, the board may adopt those non-ratified bylaw amendments at any time in the future.
Our board of directors unanimously recommends a vote "FOR" the approval of each proposal described above to ratify amendments to the bylaws that were previously adopted by the board.
Time Limitations on Legal Challenges to the Ratifications
If stockholders ratify any bylaw amendment described above, under the DGCL any claim that (1) the ratification of that bylaw amendment is void or voidable due to a failure of authorization, or (2) the Delaware Court of Chancery should declare in its discretion that the ratification of that bylaw amendment not be effective or be effective only on certain conditions, must be brought within 120 days from the time the stockholders approved that ratification.

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PROPOSAL NO. 5
ADVISORY VOTE ON EXECUTIVE COMPENSATION
The guiding principles of our compensation policies and decisions include aligning each executive's compensation with our business strategy and the interests of our stockholders and providing incentives we believe are needed to attract, motivate and retain key executives who are important to our long-term success. Consistent with this philosophy, a significant portion of the total incentive compensation for each of our executives is directly related to our financial performance results as well as other performance factors that measure our progress against the goals of our strategic and operating plans.
We encourage you to read the Compensation Discussion and Analysis section of this proxy statement, which discusses how our compensation design and practices reflect our compensation philosophy. The Compensation Committee and our board of directors believe our compensation design and practices are effective in implementing our compensation philosophy.
We are required to submit a proposal to stockholders for a (non-binding) advisory vote to approve the compensation of our named executive officers under Section 14A of the Securities Exchange Act of 1934. This proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation principles, policies and practices described in this proxy statement. Accordingly, the following resolution is submitted for stockholder vote at the annual meeting:

•
That the compensation of the named executive officers, as disclosed in this proxy statement (which disclosure includes the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosure that accompany the compensation tables), is hereby approved.

Vote Required and Board Recommendation
If a quorum is present, the compensation of our named executive officers will be approved, on an advisory basis, if the votes cast for this proposal exceed the votes cast against this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
Our board of directors unanimously recommends a vote "FOR" the approval, on an advisory basis, of the compensation of our named executive officers.

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EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
The Compensation Discussion and Analysis describes our executive compensation program for fiscal 2017 and certain elements of the fiscal 2018 program for our executive officers, to whom we refer as "named executive officers," and further detail is included in the summary compensation tables in this proxy statement, including the CEO pay ratio.

Named Executive Officers	Title
Laurent Potdevin	Former Chief Executive Officer
Stuart Haselden	Chief Operating Officer and Chief Financial Officer
Celeste Burgoyne	Executive Vice President, Americas
Lee Holman	Former Executive Vice President, Creative Director
Scott Stump	Former Executive Vice President, Community and Brand
Michelle Choe	Senior Vice President, Merchandising
Julie Averill	Executive Vice President, Chief Technology Officer
Year in Review
Fiscal 2017 was a year of strong performance and growth at lululemon. We sustained a high level of performance, and also made changes necessary within the organization to continue to grow.
In February 2018, we announced the departure of Laurent Potdevin, our former Chief Executive Officer and immediately implemented a transition plan with Glenn Murphy taking on the role of Executive Chairman, and elevating three senior leaders to hold additional responsibilities, reporting to Mr. Murphy. Celeste Burgoyne, Executive Vice President, Americas, oversees all retail channel and brand-facing aspects of the global business, including stores and e-commerce, as well as brand marketing; Stuart Haselden, Chief Operating Officer, has responsibility for all operations related to finance, supply chain, people, and technology; and Michelle Choe, Senior Vice President of Merchandising, guides all aspects of product development, design, innovation and merchandising. These three senior leaders were selected based upon their contributions to our recent success, history of collaboration with one another and strong relationships across the organization. We are confident in this trio of leaders, Mr. Murphy, and the power of our people to execute on lululemon's growth strategy and drive global performance.
In fiscal 2017, new stores and new store formats, product innovations, and an enhanced e-commerce offering, combined with successful community and brand initiatives helped drive a 13% increase in net revenue and a 7% increase in total comparable sales. Consistent with our pay for performance philosophy, our fiscal 2017 bonus payout reflects this strong performance, with a payout factor of 129.9% for business results.
We look forward to continuing this strong momentum into fiscal 2018, focusing on our four key strategic growth pillars: Digital, Men's, North America, and International, underpinned by innovations in product, our distinctive brand and community approach, and our vertically-integrated business model.
Compensation Philosophy
Our compensation policies with respect to our executive officers are based on the principles that compensation should be reflective of our financial performance, and that a significant portion of executive officers' compensation should be provided through long-term incentives. The Compensation Committee seeks to set compensation of our executive officers at sufficiently competitive levels so that we may attract, retain and motivate highly qualified executives to contribute to our success. In assessing the overall compensation for executive officers, the Compensation Committee generally considers our financial performance, relative stockholder returns and industry position, market compensation data, awards given to our executive officers in past years, and the recommendations of third-party consultants.
Compensation Elements and Mix
Our 2017 executive compensation program consisted of the following elements:

•	base salary;

•	annual incentive awards;

•	performance-based restricted stock unit awards;

•	grants of stock options and restricted stock unit awards;

•	retirement and health benefits; and

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•	limited perquisites.
Our compensation program mix is heavily performance-based with 84% of our former Chief Executive Officer's and 66% of the other named executive officers' target compensation at risk and contingent upon the achievement of performance objectives and/or share price performance.

	What We Do		What We Don't Do
☑	Align executive compensation with stockholder interests through a balance of short and long-term incentives and linked to our financial performance	☒	Permit hedging or pledging of company stock
☑	Include clawback provisions in our cash and equity incentive plans	☒	Reprice stock options
☑	Set market-competitive stock ownership requirements for the Chief Executive Officer, executive officers and non-employee directors	☒	Grant stock options at a discount to market price
☑	Use appropriate peer groups when establishing compensation	☒	Employment agreements with multi-year guarantees
☑	Mitigate undue risk in compensation programs; an annual compensation risk assessment is conducted by the Compensation Committee	☒	Provide excessive benefits or perquisites
☑	Retain an independent compensation consultant	☒	Provide single-trigger severance or permit golden parachute tax gross ups following a change in control
☑	Annual review by the Compensation Committee of compensation programs and practices
☑	Include double-trigger change in control provisions in equity awards
Compensation Committee Duties and Responsibilities
The Compensation Committee evaluates the pay of our executive officers with the goal of setting compensation opportunities at levels it believes are comparable with executives in other companies operating in the retail apparel industry or other retail industries, that are generally of similar size and scope of operations. Based on this evaluation, the Compensation Committee is responsible for establishing target compensation opportunities for our executive officers, reviewing and approving our goals and objectives relating to the compensation of our executive officers, evaluating the performance of our executive

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officers in light of these goals and objectives, and determining the actual compensation levels, perquisites, and other benefits of our executive officers.
The Compensation Committee is also charged with reviewing and recommending to our board of directors new or potential changes in executive compensation programs, evaluating our compensation policies and practices to determine whether they are properly coordinated and achieving their intended purposes, reviewing the various design elements of our compensation programs to determine whether any of their aspects encourage excessive or inappropriate risk-taking by our executive officers, and establishing and periodically reviewing policies for the administration of our executive compensation programs.
In setting appropriate levels of compensation for our executive officers, the Compensation Committee may base its decisions on:

•	the performance evaluations, experience, responsibilities, and potential of each individual;

•	the recommendations of the Chief Executive Officer with respect to the other executive officers;

•	information provided to the Compensation Committee with respect to the compensation of similarly situated executives at other comparable companies;

•	the company's absolute and relative performance and achievement of strategic goals;

•	the business judgement of the members of the Compensation Committee; and

•	the advice of its independent compensation consultant.
Role of the Independent Compensation Consultant
The Compensation Committee has engaged Willis Towers Watson, or WTW, as its independent compensation consultant. WTW reports directly to the Compensation Committee and attends meetings as requested. Under the terms of its engagement, WTW is responsible for reviewing Committee meeting agendas and supporting materials, providing market data and recommendations regarding the compensation of the executive officers, advising on evolving trends and best practices in executive compensation and committee governance, assisting in the review and evaluation of our policies and practices and reviewing the Compensation Discussion and Analysis disclosure in our proxy statement. WTW also provides independent advice to the Compensation Committee on director compensation. The Compensation Committee reviewed its relationship with WTW, considered WTW's independence and the existence of potential conflicts of interest, and determined that the engagement of WTW did not raise any conflict of interest. In reaching this conclusion, the Compensation Committee considered various factors, including the six factors stated in the SEC and Nasdaq rules regarding compensation committee advisor independence.
Role of Executive Officers in Executive Compensation
Our non-employee directors generally meet with our Chief Executive Officer at the beginning of each year to agree upon performance objectives for the year. At the end of the year, the non-employee directors generally meet with the Chief Executive Officer to assess performance taking into account achievement of those objectives, contribution to our financial performance, ethics and integrity, and other leadership attributes and accomplishments. This evaluation is shared with the Chief Executive Officer by the Chairman of the Board or another director and is used by the Compensation Committee in setting the Chief Executive Officer's compensation for the following year.
For the other executive officers, the Compensation Committee receives performance assessments and compensation recommendations from the Chief Executive Officer, and also exercises its judgment based on each executive officer's achievement of objectives established between that executive officer and the Chief Executive Officer, and the executive's contribution to financial performance, ethics and integrity, and other leadership attributes and accomplishments.

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Peer Group
At least annually, the Compensation Committee, with the assistance of its independent compensation consultant, reviews the peer group used for executive compensation comparisons to ensure it consists of companies the Compensation Committee believes are appropriate for comparison purposes. In selecting peer companies, the Compensation Committee aims to identify companies with characteristics similar to ours, including that they are in the retail apparel industry or other retail industries, have a strong consumer brand, are high growth and are of a comparable size (based on revenue, operating income and market capitalization). Based on these criteria, the Compensation Committee selected the following companies for the 2017 peer group:

2017 Peer Group:
American Eagle Outfitters	Columbia Sportswear	Land's End	The Buckle	Under Armour
Burberry	Deckers Outdoor	Michael Kors	The Finish Line	Urban Outfitters
Chipotle Mexican Grill	Gildan Activewear	Panera Bread	Tiffany & Co.
Coach	Kate Spade	PVH	Ulta Beauty
Following a review conducted in 2017, the Compensation Committee modified the peer group to remove Kate Spade and Panera Bread from the 2018 peer group.
Elements of Compensation
We have three elements of total direct compensation: base salary, annual cash incentive and long-term incentive awards, which are described below. We also provide limited other perquisites and standard retirement and benefit plans.
The table below describes the three elements of total direct compensation and the link to our business strategies.

Element	Purpose	How it Works	Link to Business Strategies
Base Salary	Provides base level of earnings throughout the year; considers a number of factors including responsibilities, experience, and historical performance.	Payable bi-weekly in arrears subject to deductions required by law or authorized by the executive.
Competitive base salaries support in attracting and retaining executive talent. Base salaries are generally targeted near the market median of base salaries of similarly situated executives at peer group companies.

Annual Cash Incentive	Rewards the achievement of financial, operational and strategic goals, as well as individual annual performance objectives.	Generally awarded in the form of performance-based cash awards and payable based on the achievement of corporate performance goals established by the Compensation Committee.	Performance metrics and incentive targets are set at the beginning of the fiscal year and align with our financial goals. Performance metrics include operating income, revenue and gross margin.
Long-term Incentive Awards	Rewards the achievement of our long-term performance goals and aligns the incentives of our executives with the interests of our stockholders.
Generally awarded in three equity vehicles: (1) stock options (2) performance-based restricted stock unit awards and (3) restricted stock unit awards. Details of these individual equity awards are in section Equity-Based Compensation.

Metrics for performance-based restricted stock unit awards are set at the beginning of the fiscal year and are designed to align with our financial goals. Performance metrics include operating income and revenue. The ultimate value received by the executive officers is linked to the performance of our share price.

Our compensation policies and practices with respect to each of these elements, including the basis for the compensation awarded to our executive officers, are discussed below. In addition, while each element of compensation is described separately, the Compensation Committee takes into account the full compensation opportunity for each executive officer in determining their total compensation.
Base Salary
The base salary established for each of our executive officers is intended to reflect each individual's responsibilities, experience, historical performance, and other discretionary factors deemed relevant by the Compensation Committee. In order to attract and retain qualified executives, base salaries are generally targeted near the market median of base salaries of similarly situated executives at the peer group companies. Base salaries for an executive officer may vary above or below median based on his or her performance, industry experience, and length of service.

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With these principles in mind, base salaries are reviewed at least annually by the Compensation Committee and may be adjusted from time to time based on the results of this review.
In considering whether to adjust base salary from year to year, the Compensation Committee may consider the following:

•	our corporate performance and the individual performance of the executive officer;

•	the relative value of the executive officer's position within the organization;

•	any new responsibilities delegated to the executive officer during the year;

•	any contractual agreements with the executive officer; and

•	the competitive marketplace for executive talent, including base salaries and total compensation for comparable positions at other similarly situated companies.
The market for our senior executive talent is global and highly competitive, with the majority of our current executives recruited from U.S.-based retailers. To provide a more relevant and consistent comparison to the competitive salaries provided to comparable executives within our peer group, which are denominated in U.S. dollars, the salaries of our executive officers are denominated and paid in U.S. dollars.
Annual Cash Incentives
The annual cash performance bonuses awarded to our executive officers are intended to compensate our executive officers for achieving financial, operational and strategic goals. These annual bonus amounts are intended to reward both overall company and individual performance during the year and, as such, can be highly variable from year to year. Cash bonuses are designed to reward annual performance against annual performance metrics, as opposed to equity grants which are designed to reward the achievement of our long-term performance goals. We believe establishing cash bonus opportunities is an important factor in both attracting and retaining the services of qualified and highly skilled executives and in motivating our executives to achieve our annual objectives.
The Compensation Committee sets the target annual cash bonus levels for each of our executive officers as a percentage of base salary. The payment of these cash bonuses is based on specified corporate objectives established by the Compensation Committee. Actual payouts of these cash bonuses may vary from 0% of the target bonus level for performance below a threshold to 200% of the target bonus level for achieving or exceeding the maximum performance level determined by the Compensation Committee at the beginning of the fiscal year.
Generally, during the first quarter of each fiscal year, the Compensation Committee approves the company's financial performance measures for the annual cash bonus awards and a range of potential payouts resulting from the achievement of each financial performance goal. The Compensation Committee also approves the relative weighting of each specific financial performance measure and determined that for fiscal 2017, the annual cash bonus awards would be determined entirely on the achievement of financial performance goals: (1) operating income, (2) revenue and (3) gross margin.
Following the completion of each fiscal year, the Compensation Committee reviews performance relative to the achievement of the company's performance goals established at the beginning of the preceding fiscal year, in order to determine the amount of bonus payable to our executive officers. In making this determination, the Compensation Committee may make adjustments that will be applied in calculating whether the financial performance goals have been met to factor out extraordinary, unusual, or non-recurring items. The Compensation Committee may use discretion in determining the amount of the bonus payable to an executive officer. Generally, executive officers must remain employed by us on the bonus payment date to be eligible for payment, unless the employment termination is a result of death or disability.
The Compensation Committee determined that for fiscal 2017, the total amount of the executive bonus payout would be based on the achievement of the financial performance goals as follows:

Financial Measure	Weighting (%)	Threshold (to Achieve 50% of Bonus Target)	Target (to Achieve 100% of Bonus Target)	Maximum (to Achieve 200% of Bonus Target)
Operating Income	50%	$450,000,000	$495,000,000	$555,000,000
Revenue	30%	$2,525,000,000	$2,625,000,000	$2,755,000,000
Gross Margin	20%	51.0%	51.5%	53.0%

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As outlined below, the Compensation Committee determined that the fiscal 2017 financial goals had been achieved so that on a weighted basis the bonus payout was calculated as 129.9% of target bonus level, as outlined in the table below. The actual bonuses paid to the named executive officers for fiscal 2017 performance represented 129.9% of their target bonus levels and are included in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

Financial Measure	Weighting (%)	Adjusted Actual Results[1]	Payout (%)	Weighted Payout (%)
Operating Income	50%	$503,900,000	109.0%	129.9%
Revenue	30%	$2,687,200,000	119.0%
Gross Margin	20%	53.2%	200.0%
_________

(1)
In fiscal 2017, we restructured our ivivva operations. As part of this restructuring, we closed 48 of our 55 ivivva branded company-operated stores and all of our ivivva branded showrooms and other temporary locations. Given this change to our ivivva branded operations and the evolution of that brand, the Compensation Committee determined it would exclude the effect of the ivivva restructuring in the determination of the achievement of financial performance goals as an extraordinary, unusual or nonrecurring item. The adjusted actual results exclude $47.2 million of restructuring and related costs, as disclosed in Note 13 to the audited consolidated financial statements included in Item 8 of Part II of our Report on Form 10-K filed with the SEC on March 27, 2018, and also adds $38.0 million to revenue, $0.7 million to operating income, and 10 basis points to gross margin. These adjustments were made solely for the purpose of providing a consistent basis for the calculation of the performance measures in order to prevent the dilution of the participants' rights with respect to the fiscal 2017 bonus.

Equity-Based Compensation
Equity awards are an important component of our executive compensation program and we believe providing a significant portion of our executive officers' total compensation opportunity in equity-based compensation helps drive the achievement of our long-term performance goals and align the incentives of our executives with the interests of our stockholders. Additionally, we believe equity-based awards enable us to attract, motivate, retain, and competitively compensate executive talent. Stock options, performance-based restricted stock units and restricted stock units were granted to certain executives and employees (other than the named executive officers) throughout fiscal 2017. Information on long-term awards to the named executive officers can be found in the "2017 Grants of Plan-Based Awards" table.
The Compensation Committee evaluates our equity-based compensation programs annually and consider the following:

•	trends in long-term incentive grants;

•	the accounting treatment of such awards;

•	simplicity of compensation;

•	comparison to our peer group; and

•	the impact our program design has on the performance and retention of our executives and employees as well as alignment to the interests of our stockholders.
The Compensation Committee determines the size, terms, and conditions of performance-based restricted stock unit awards, stock option grants, and restricted stock unit awards to our executive officers in accordance with the terms of the applicable plan. The Compensation Committee determined that the fiscal 2017 equity mix for our named executive officers would consist of the following:

Named Executive Officers	Stock Options	Performance-Based Restricted Stock Units	Restricted Stock Units
Chief Executive Officer	50%	50%	0%
All other named executive officers	30%	50%	20%
Generally, each executive officer is provided with an annual performance-based restricted stock unit award, a stock option grant and a restricted stock unit award based on his or her position with us and his or her relevant prior performance. The Compensation Committee generally establishes the annual equity award value for each executive officer other than the Chief Executive Officer based upon the recommendations of the Chief Executive Officer, considering each executive officer's performance, the annual review of his or her compensation relative to the peer group companies, a comparison against compensation survey data and an assessment of company-wide equity usage.

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Performance-Based Restricted Stock Unit Awards. Each performance-based restricted stock unit represents a right to receive one share of our common stock on a specified settlement date, generally three years from the date of grant, if the performance-based restricted stock unit vests as a result of our attainment of certain performance goals during the performance period as well as continued employment. Each performance-based restricted stock unit award specifies the threshold, target and maximum number of performance-based restricted stock units that will vest at certain performance levels. The range of performance-based restricted stock units that can be earned under the fiscal 2017 awards range from 0% of target for performance below threshold to 200% of target for performance at or above maximum.
Stock Options. Stock option awards generally have seven-year terms and vest in four equal installments beginning on the first anniversary of the date of grant to encourage executive retention and to compensate our executive officers for their contributions over the long-term. Stock options only have value to the executive officers to the extent that, on the date they are exercised, the company's share price is higher than the exercise price. We grant stock options with an exercise price equal to the closing price of our common stock as reported on Nasdaq on the date of grant.
Restricted Stock Units. Each restricted stock unit represents a right to receive one share of our common stock on a specified settlement date, if the time vesting requirement has been met. Restricted stock units generally vest in three equal installments beginning on the first anniversary of the date of grant to encourage executive retention while maintaining direct shareholder alignment.
Settlement of 2015 PSU Award (2015-2017 Performance Cycle)
The performance period and vesting period for our performance-based restricted stock unit awards generally consist of three fiscal years. For example, performance-based restricted stock units granted in fiscal 2017 will generally vest on the third anniversary of the grant date in early fiscal 2020, depending on the achievement of the performance goals established by the Compensation Committee for the period covering fiscal 2017, 2018 and 2019.
Generally, during the first quarter of each fiscal year, the Compensation Committee establishes the minimum, target and maximum performance and payout levels for the performance-based restricted stock unit awards. For the performance-based restricted stock units granted in fiscal 2015, the performance measure used to determine payout of the awards was three-year cumulative operating income and three-year cumulative net revenue. For the performance-based restricted stock units granted in fiscal 2016 and 2017, the performance measures that will be used to determine payout of the awards are operating income and net revenue for each year in the three-year performance period.
For purposes of the awards, performance measures may be adjusted by the Compensation Committee as it deems appropriate to exclude the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual, or nonrecurring item occurring after the grant of an award. The purpose of this kind of adjustment would be to provide a consistent basis from period to period for the calculation of performance measures in order to prevent the dilution or enlargement of the participant's rights with respect to an award. The Compensation Committee seeks to establish performance-based restricted stock unit goals that require a significant level of growth in order to receive target (or any) payout and that align the executives' interests with both the achievement of our long-term strategic plan and the interests of our stockholders.
Generally, at the end of each performance period, the Compensation Committee reviews the results of the company's performance relative to the performance goals for that performance period and determines the payout of the awards. For the performance-based restricted stock units awards granted in 2015, which covered the fiscal 2015 through 2017 performance period, our cumulative operating income and net revenue resulted in a payout of 64% of the target performance-based restricted stock unit awards granted as outlined in the table below.

		2015 Award (2015-2017 Performance Cycle) 3-Year Cumulative Goals
Financial Measure	Weighting (%)	Threshold (to Achieve 50% of Bonus Target)	Target (to Achieve 100% of Bonus Target)	Maximum (to Achieve 200% of Bonus Target)	Adjusted Actual Results[1]	Payout (%)	Weighted Payout (%)
Operating Income	70%	$1,275,900,000	$1,446,800,000	$1,696,200,000	$1,294,152,000	55%	64%
Net Revenue	30%	$6,693,800,000	$7,273,900,000	$7,809,400,000	$7,092,096,000	84%
_________

(1)
In fiscal 2017, we restructured our ivivva operations. As part of this restructuring, we closed 48 of our 55 ivivva branded company-operated stores and all of our ivivva branded showrooms and other temporary locations. Given this change to our ivivva branded operations and the evolution of that brand, the Compensation Committee determined it would exclude the effect of the ivivva restructuring in the determination of the achievement of financial performance goals as an extraordinary, unusual or nonrecurring item. The adjusted actual results exclude $47.2 million of restructuring and related costs, as disclosed in Note 13 to the audited consolidated financial statements included in Item 8 of Part II of our Report on Form 10-K filed with the SEC on March 27, 2018, and also adds $38.0 million to revenue and $0.7 million to operating income. These adjustments

32

were made solely for the purpose of providing a consistent basis for the calculation of the performance measures in order to prevent the dilution of the participants' rights with respect to the performance-based restricted stock unit awards.
Stock Ownership Guidelines
We believe our executive officers should have a meaningful ownership stake in lululemon to underscore the alignment of executive officer and stockholder interests and to encourage a long-term perspective. Accordingly, the Nominating and Governance Committee has adopted stock ownership guidelines for our executive officers as follows:

Position	Minimum Ownership Guidelines (Dollar Value of Shares)
Chief Executive Officer	5 x Base Salary
Other executive officers reporting to the Chief Executive Officer	3 x Base Salary
 Our executive officers are required to retain 75% of the net shares of our common stock they acquire upon the vesting or exercise of any equity incentive awards granted in fiscal 2016 onward, after deducting the number of shares of our common stock that would be needed to pay applicable taxes and/or exercise price, until they meet the applicable stock ownership guideline. The Compensation Committee annually reviews the status of meeting the share ownership guidelines and that all executives are in compliance.
Clawback Policy. The Compensation Committee has adopted an incentive compensation recoupment policy, commonly referred to as a clawback policy, which applies to all incentive-based compensation paid or awarded to an executive officer on or after September 2015. Under the policy, if we determine that we must prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the U.S. federal securities laws, we will seek to recover, at the discretion of the Compensation Committee after it has reviewed the facts and circumstances that led to the requirement for the restatement and the costs and benefits of seeking recovery, the amount of erroneously awarded incentive-based compensation received by an executive officer during the three-year period immediately preceding the date on which we are required to prepare the restatement.
Other Benefits. Based on our pay-for-performance philosophy, our executive compensation program includes limited perquisites and other benefits as outlined below:

Benefits	Employee Eligibility	Executive Officer Eligibility
Medical/Dental/Vision Plans	✓	✓
Life and Disability Insurance	✓	✓
Change in Control and Severance Plan	✓	✓
401(k) Plan (or other defined contribution group savings program)	✓	✓
Employee Stock Purchase Plan	✓	Not offered

Perquisites	Employee Eligibility	Executive Officer Eligibility
Employee Discount	✓	✓
Tax Preparation Assistance (as part of the executive's relocation)	✓	✓
Relocation Assistance (temporary housing, moving expenses, tax equalization)	✓	✓
Supplemental Life Insurance	✓	✓
Fitness Benefit	✓	✓
The cost of providing these benefits and perquisites to the named executive officers is included in the amounts shown in the "All Other Compensation" column of the Summary Compensation Table and detailed in the footnotes to the table. We believe the executive benefits we provide are reasonable and generally consistent with benefits offered by companies with which we compete for executive talent, and therefore offering these benefits serves the objective of attracting and retaining top executive talent.
Employment Agreements and Severance Arrangements
We have employment agreements with our named executive officers which allow us to terminate their employment with us at any time, with or without cause. These agreements provide them with severance benefits under certain circumstances, including if we terminate their employment without cause. These agreements were made in order to attract and retain the services of these particular executives. The agreements were the result of negotiations between the parties, which we believe resulted in employment and severance terms and conditions that are commercially competitive and typical of the terms and conditions

33

afforded to similarly situated executives in other companies of similar size and stage of business life cycle operating in the retail apparel industry.
In each case, any severance payments are contingent on the occurrence of certain termination events and are subject to the executive's compliance with the surviving terms of the employment agreement and the terms of a non-compete, non-solicitation and non-disparagement agreement, as well as the executive's release of any employment-related claims he or she may have against us. These severance arrangements are intended to provide each executive with a sense of security in making the commitment to dedicate his or her professional career to our success. These severance rights do not differ based on whether or not we experience a change in control.
Risk Considerations in Determining Compensation
The Compensation Committee annually reviews the various design elements of our compensation program to determine whether it believes our compensation policies and practices encourage excessive or inappropriate risk-taking by our executive officers. Following the risk evaluation in March 2018, the Compensation Committee concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on lululemon.
Tax Considerations in Determining Compensation
We consider the tax treatment of various forms of compensation and the potential for excise taxes to be imposed on our executive officers which might have the effect of hindering the purpose of their compensation. While we do not design our compensation programs solely for tax purposes, we do design our plans to be tax efficient for the company where possible and where the design does not add unnecessary complexity to the plans or their administration. While we endeavor to use tax-efficient compensation structures when feasible, the Compensation Committee has the discretion to deliver non-deductible forms of compensation.
Compensation Changes for Fiscal 2018
Following its annual review of the target compensation levels of the executive officers and the assessment of each officer's performance and individual contributions, the Compensation Committee approved increases to the base salaries of Mr. Haselden, Ms. Burgoyne, Ms. Averill and Ms. Choe. The table below shows the base salary set by the Compensation Committee for fiscal 2018 and fiscal 2017 for each of our current named executive officers:

Name	Fiscal 2018 Base Salary	Fiscal 2017 Base Salary
Stuart Haselden	$750,000	$725,000
Celeste Burgoyne	$620,000	$525,000
Michelle Choe	$600,000	$580,000
Julie Averill	$540,000	$525,000
During fiscal 2017, the Compensation Committee, with the assistance of management and its independent compensation consultant, reviewed our incentive compensation programs to evaluate whether they were appropriately aligned with our strategic direction. As a result of that review, the Compensation Committee determined that for fiscal 2018, the performance-based cash awards for executive officers will continue to be based entirely on our achievement of financial performance goals and weighted 50% on operating income and 50% on revenue. The Compensation Committee determined to remove gross margin as a metric to simplify the performance-based cash program. For fiscal 2018, the overall maximum bonus opportunity will remain at 200% of target, and the maximum payout opportunity for each measure will be 200% of target. The Compensation Committee believes this formula will continue to focus the executive team on the achievement of key financial goals, with an emphasis on delivering quality earnings.
In addition, the Compensation Committee determined that the 2018 equity mix for the executive officers would continue to consist of 50% performance-based restricted stock units, 30% stock options and 20% restricted stock units. Vesting of performance-based restricted stock units will be based on operating income over the three-year performance period.

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Our Chief Executive Officer resigned from the company effective February 2, 2018. Glenn Murphy has stepped into the interim role of Executive Chairman and Stuart Haselden, Celeste Burgoyne and Michelle Choe have received elevated leadership responsibilities during the transition. In connection with Mr. Murphy's appointment as Executive Chairman, the Compensation Committee approved an annual salary for Mr. Murphy in the amount of $500,000 per year, pro-rated for the time Mr. Murphy serves as Executive Chairman. This salary will be in lieu of any cash retainer and committee fees to which Mr. Murphy might otherwise be entitled in his role as a member of the board of directors or any committee thereof. While serving as Executive Chairman, Mr. Murphy will not be entitled to receive the annual equity awards to which non-employee directors are entitled under our outside director compensation plan (currently an annual grant of restricted stock with a fair value at the time of grant of $125,000). Further to these interim leadership roles, the following equity grants were made in recognition of their roles during our transition period:

Current Executive Officers	Stock Options ($)(1)	Restricted Stock Units ($)(2)	Long-Term Cash ($)(3)	Total ($)
Glenn Murphy(4)	500,000	—	—	500,000
Stuart Haselden	—	500,000	250,000	750,000
Celeste Burgoyne	—	500,000	250,000	750,000
Michelle Choe	—	500,000	250,000	750,000
_________

(1)
Mr. Murphy was granted a $500,000 stock option award with a seven year expiration date that will vest in installments of 33%, 33% and 34% on the three anniversary dates following the grant date, subject to continued service.

(2)
Mr. Haselden, Ms. Burgoyne and Ms. Choe were each granted a $500,000 restricted stock award that will vest in installments of 33%, 33% and 34% on the three anniversary dates following the grant date, subject to continued employment.

(3)	Mr. Haselden, Ms. Burgoyne and Ms. Choe were each granted a time-vested long-term cash award that will be paid at the end of fiscal 2018, subject to continued employment.

(4)
Mr. Murphy has been appointed to serve as Executive Chairman of lululemon's board of directors, and lululemon's senior leaders will report to Mr. Murphy while the board of directors conducts a search for lululemon's next Chief Executive Officer.

Compensation Committee Report
The Compensation Committee of the board of directors of lululemon athletica inc. has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management. Based on this review and discussion, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

COMPENSATION COMMITTEE

Michael Casey (Chair)
Martha A.M. Morfitt
Emily White

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EXECUTIVE COMPENSATION TABLES

Summary Compensation Table
The following table shows information concerning the compensation of our former principal executive officer, our principal financial officer, our three other most highly compensated executive officers during fiscal 2017, and two former executive officers who would have been included among our three other most highly compensated executive officers had they continued to serve as executive officers through January 28, 2018. We refer to these persons as our "named executive officers." The dollar amounts shown are in U.S. dollars. The amounts originally in Canadian dollars were converted to U.S. dollars for this table using the average of the average exchange rates for each fiscal month during the applicable fiscal year. Applying this formula to fiscal 2017, fiscal 2016 and fiscal 2015, CDN$1.00 was equal to USD$0.775, CDN$1.00 was equal to USD$0.760 and USD$0.773 respectively.

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Laurent Potdevin, Former Chief Executive Officer(6)	2017	1,087,018	—	2,000,003	2,002,978	—	—	5,089,999
	2016	1,021,635	—	1,895,981	1,897,736	1,549,309	191,478	6,556,139
	2015	986,540	—	2,099,973	900,127	1,029,948	207,714	5,224,302
Stuart Haselden, Chief Operating Officer & Chief Financial Officer(7)	2017	704,726	—	670,615	287,828	788,259	—	2,451,428
	2016	642,308	—	594,993	255,243	487,030	10,085	1,989,659
	2015	571,581	500,000	1,045,981	734,103	299,295	99,476	3,250,436
Celeste Burgoyne, Executive Vice President, Americas	2017	497,393	—	451,409	193,731	484,582	20,129	1,647,244
	2016	399,574	—	286,140	122,740	219,912	—	1,028,366
	2015	301,408	—	192,327	81,811	132,282	—	707,828
Lee Holman, Former Executive Vice President, Creative Director(8)(9)	2017	612,781	—	595,001	255,388	—	—	1,463,170
	2016	543,270	—	350,044	150,147	411,934	—	1,455,395
	2015	443,397	—	258,176	110,651	178,186	—	990,410
Scott Stump, Former Executive Vice President, Community and Brand(10)	2017	432,167	—	546,035	234,346	—	211,886	1,424,434
	2016	567,308	—	594,993	255,243	430,161	10,652	1,858,357
	2015	533,195	—	545,998	234,028	279,217	—	1,592,438
Michelle Choe, Senior Vice President, Merchandising(11)	2017	580,000	—	227,502	97,652	376,710	46,964	1,328,828
	2016	100,385	125,000	162,924	16,258	—	—	404,567
Julie Averill, Executive Vice President, Chief Technology Officer(12)	2017	351,908	125,000	359,609	100,706	342,861	—	1,280,084
_________

(1)	The dollar amounts shown are in U.S. dollars. Mr. Haselden, Ms. Burgoyne, Mr. Holman and Mr. Stump were paid in Canadian dollars until March 22, 2015, after which time they were paid in U.S. dollars.

(2)
This column reflects the grant date fair value of performance-based restricted stock units and restricted stock units granted. See the "Grants of Plan-Based Awards Table" for information on performance-based restricted stock units and restricted stock units granted to our named executive officers in fiscal 2017. These amounts reflect the grant date fair value of the awards at target, and do not correspond to the actual value that will be realized by the executive officer. See the notes to our financial

36

statements contained in our Annual Report on Form 10-K for the fiscal year ended January 28, 2018 for a discussion of all assumptions made by us in determining the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 718 values of our equity awards.

(3)
This column reflects the grant date fair value of stock options granted. See the "Grants of Plan-Based Awards Table" for information on stock options granted to our named executive officers in fiscal 2017. These amounts reflect the grant date fair value of the awards, and do not correspond to the actual value that will be realized by the executive officer. See the notes to our financial statements contained in our Annual Report on Form 10-K for the fiscal year ended January 28, 2018 for a discussion of all assumptions made by us in determining the FASB ASC Topic 718 values of our equity awards.

(4)
Non-Equity Incentive Plan Compensation includes the annual performance-based cash awards paid in accordance with our 2014 Equity Incentive Plan and are reported for the fiscal year in which the relevant performance measures are satisfied rather than when awarded or paid.

(5)	The following table provides information of all other compensation:

Name	Fiscal Year	Relocation Costs and Personal Tax Preparation Fees ($)	Severance Payments ($)	Tax Equalization Payments, Including Gross-Ups ($)	Company Match of 401(k) / RRSP ($)	Total All Other Compensation ($)
Laurent Potdevin	2017(A)	—	—	—	—	—
	2016	23,425	—	168,053	—	191,478
	2015	90,563	—	117,151	—	207,714
Stuart Haselden	2017(A)	—	—	—	—	—
	2016	10,085	—	—	—	10,085
	2015	99,476	—	—	—	99,476
Celeste Burgoyne	2017	684	—	—	19,445	20,129
	2016(A)	—	—	—	—	—
	2015(A)	—	—	—	—	—
Lee Holman	2017(A)	—	—	—	—	—
	2016(A)	—	—	—	—	—
	2015(A)	—	—	—	—	—
Scott Stump	2017	33,424	178,462	—	—	211,886
	2016	10,652	—	—	—	10,652
	2015(A)	—	—	—	—	—
Michelle Choe	2017	46,964	—	—	—	46,964
	2016(A)	—	—	—	—	—
Julie Averill	2017(A)	—	—	—	—	—
(A)The aggregate of all perquisites and other personal benefits was less than $10,000.

(6)
Mr. Potdevin resigned on February 2, 2018. He will receive aggregate cash payments equal to $4,280,769 in fiscal 2018 and $719,231 in fiscal 2019 in connection with his separation of employment, subject to his continuing compliance with the terms of the separation agreement and release, as well as various other restrictive covenants, including covenants relating to non-competition, non-solicitation, non-disparagement and confidentiality.

(7)
Mr. Haselden commenced employment as our Chief Financial Officer in February 2015 and received a one year retention bonus of $500,000 in fiscal 2015 as part of his onboarding package. He received a stock option grant with a grant date fair value of $500,075 in fiscal 2015 in connection with the expansion of his role to include certain operational aspects.

(8)
Mr. Holman worked for lululemon in a non-executive capacity until October 2015, when he began serving as our Executive Vice President, Creative Director. The amounts reported as compensation earned by Mr. Holman during fiscal 2015 include the amounts earned by him in his previous capacity.

(9)	Mr. Holman resigned effective December 31, 2017.

(10)
Mr. Stump's employment was terminated effective October 1, 2017. In addition to severance payments described in Mr. Stump's employment agreement, we paid him a cash payment of $30,000 in fiscal 2017 to cover relocation costs and personal tax preparation fees.

(11)
Ms. Choe commenced employment as our Senior Vice President, Merchandising in November 2016 and received a two year retention bonus of $125,000 and a restricted stock unit grant with a grant fair date value of $125,017 in fiscal 2016 as part of her onboarding package.

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(12)
Ms. Averill commenced employment as our Executive Vice President, Chief Technology Officer in May 2017 and received a one-year retention bonus of $125,000 and a restricted stock unit grant with a grant fair date value of $125,007 in fiscal 2017 as part of her onboarding package.

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2017 Grants of Plan-Based Awards
The following table shows each plan-based award made to a named executive officer in fiscal 2017.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock (#)	All Other Option Awards: Number of Securities Underlying Options (#)(2)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Type of Award	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)(1)	Target (#)(1)	Maximum (#)(1)
Laurent Potdevin(6)	Stock Option	03/31/2017	—	—	—	—	—	—	—	119,745	51.87	2,002,978
	Performance-Based Restricted Stock Unit	03/31/2017	—	—	—	19,279	38,558	77,116	—	—	—	2,000,003
	Performance-Based Cash Award(5)	03/31/2017	815,263	1,630,526	3,261,053	—	—	—	—	—	—	—
Stuart Haselden	Stock Option	03/31/2017	—	—	—	—	—	—	—	15,268	51.87	255,388
	Stock Option	06/08/2017	—	—	—	—	—	—	—	1,945	51.72	32,440
	Performance-Based Restricted Stock Unit	03/31/2017	—	—	—	4,097	8,194	16,388	—	—	—	425,023
	Performance-Based Restricted Stock Unit	06/08/2017	—	—	—	522	1,044	2,088	—	—	—	53,995
	Restricted Stock Unit(4)	03/31/2017	—	—	—	—	—	—	3,277	—	—	169,978
	Restricted Stock Unit(4)	06/08/2017	—	—	—	—	—	—	418	—	—	21,619
	Performance-Based Cash Award(5)	03/31/2017	303,411	606,823	1,213,646	—	—	—	—	—	—	—
Celeste Burgoyne	Stock Option	03/31/2017	—	—	—	—	—	—	—	9,879	51.87	165,246
	Stock Option	06/13/2017	—	—	—	—	—	—	—	1,686	52.39	28,485
	Performance-Based Restricted Stock Unit	03/31/2017	—	—	—	2,651	5,302	10,604	—	—	—	275,015
	Performance-Based Restricted Stock Unit	06/13/2017	—	—	—	453	905	1,810	—	—	—	47,413
	Restricted Stock Unit(4)	03/31/2017	—	—	—	—	—	—	2,121	—	—	110,016
	Restricted Stock Unit(4)	06/13/2017	—	—	—	—	—	—	362	—	—	18,965
	Performance-Based Cash Award(5)	03/31/2017	186,522	373,044	746,089	—	—	—	—	—	—	—
Lee Holman(7)	Stock Option	03/31/2017	—	—	—	—	—	—	—	15,268	51.87	255,388
	Performance-Based Restricted Stock Unit	03/31/2017	—	—	—	4,097	8,194	16,388	—	—	—	425,023
	Restricted Stock Unit(4)	03/31/2017	—	—	—	—	—	—	3,277	—	—	169,978
	Performance-Based Cash Award(5)	03/31/2017	212,889	425,779	851,558	—	—	—	—	—	—	—

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			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock (#)	All Other Option Awards: Number of Securities Underlying Options (#)(2)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Type of Award	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)(1)	Target (#)(1)	Maximum (#)(1)
Scott Stump(8)	Stock Option	03/31/2017	—	—	—	—	—	—	—	14,010	51.87	234,346
	Performance-Based Restricted Stock Unit	03/31/2017	—	—	—	3,760	7,519	15,038	—	—	—	390,010
	Restricted Stock Unit(4)	03/31/2017	—	—	—	—	—	—	3,008	—	—	156,025
	Performance-Based Cash Award(5)	03/31/2017	145,750	291,500	583,001	—	—	—	—	—	—	—
Michelle Choe	Stock Option	03/31/2017	—	—	—	—	—	—	—	5,838	51.87	97,652
	Performance-Based Restricted Stock Unit	03/31/2017	—	—	—	1,567	3,133	6,266	—	—	—	162,509
	Restricted Stock Unit(4)	03/31/2017	—	—	—	—	—	—	1,253	—	—	64,993
	Performance-Based Cash Award(5)	03/31/2017	145,000	290,000	580,000	—	—	—	—	—	—	—
Julie Averill(9)	Stock Option	06/08/2017	—	—	—	—	—	—	—	6,038	51.72	100,706
	Performance-Based Restricted Stock Unit	06/08/2017	—	—	—	1,620	3,240	6,480	—	—	—	167,573
	Restricted Stock Unit(4)	06/08/2017	—	—	—	—	—	—	3,713	—	—	192,036
	Performance-Based Cash Award(5)	06/08/2017	131,965	263,931	527,861	—	—	—	—	—	—	—
__________

(1)	The performance-based restricted stock units vest based on achievement of performance goals over a three-year performance period.

(2)	The stock options vest in 25% installments on the four anniversary dates following the grant date.

(3)
This column reflects the grant date fair value in U.S. dollars of the award granted at target in accordance with FASB ASC Topic 718. See the notes to our financial statements contained in our Annual Report on Form 10-K for the fiscal year ended January 28, 2018 for a discussion of all assumptions made by us in determining the FASB ASC Topic 718 values of our equity awards.

(4)	The restricted stock units vest in installments of 33%, 33% and 34% on the three anniversary dates following the grant date.

(5)
Each of the performance-based cash awards shown in the table was granted under our 2014 Equity Incentive Plan, which provides flexibility to grant cash incentive awards, as well as equity awards. The material terms of the 2017 performance-based cash awards are described under "Executive Compensation - Compensation Discussion and Analysis" in the section entitled "Annual Cash Incentives."

(6)	Mr. Potdevin resigned effective February 2, 2018. The awards granted in fiscal 2017 were forfeited.

(7)	Mr. Holman resigned effective December 31, 2017. The awards granted in fiscal 2017 were forfeited.

(8)	Mr. Stump's employment was terminated effective October 1, 2017. The awards granted in fiscal 2017 were forfeited.

(9)
Ms. Averill commenced employment as our Executive Vice President, Chief Technology Officer in May 2017 and received a restricted stock unit grant with a grant date fair value of $125,007 in fiscal 2017 as part of her onboarding package.

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Outstanding Equity Awards at 2017 Fiscal Year End
The following tables show information regarding the outstanding equity awards held by each of the named executive officers on January 28, 2018.

	Outstanding Stock Option Awards
Name	Grant Date(1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Laurent Potdevin(2)	03/31/2014	20,984	6,995	52.59	03/31/2021
	09/15/2014	24,967	8,322	44.20	09/15/2021
	03/30/2015	10,089	10,089	64.83	03/30/2022
	09/14/2015	12,160	12,159	53.79	09/14/2022
	04/01/2016	21,168	63,502	68.69	04/01/2023
	03/31/2017	—	119,745	51.87	03/31/2024
Stuart Haselden	03/30/2015	2,623	2,623	64.83	03/30/2022
	09/14/2015	3,162	3,161	53.79	09/14/2022
	10/26/2015	15,047	15,046	48.30	10/26/2022
	04/01/2016	2,847	8,541	68.69	04/01/2023
	03/31/2017	—	15,268	51.87	03/31/2024
	06/08/2017	—	1,945	51.72	06/08/2024
Celeste Burgoyne	09/14/2009	2,500	—	11.75	09/14/2019
	03/26/2012	465	—	75.23	03/26/2019
	09/11/2012	585	—	76.49	09/11/2019
	12/16/2013	600	—	57.88	12/16/2020
	03/31/2014	522	522	52.59	03/31/2021
	09/15/2014	1,865	621	44.20	09/15/2021
	03/30/2015	565	565	64.83	03/30/2022
	06/11/2015	173	172	66.07	06/11/2022
	09/14/2015	1,318	1,317	53.79	09/14/2022
	04/01/2016	1,306	3,919	68.69	04/01/2023
	12/09/2016	62	187	69.30	12/09/2023
	03/31/2017	—	9,879	51.87	03/31/2024
	06/13/2017	—	1,686	52.39	06/13/2024
Lee Holman(3)	12/15/2014	1,517	—	53.87	03/31/2018
	03/30/2015	1,093	—	64.83	03/31/2018
	09/14/2015	1,318	—	53.79	03/31/2018
	10/26/2015	395	—	48.30	03/31/2018
	04/01/2016	1,675	—	68.69	03/31/2018
Scott Stump(4)	n/a	—	—	—	n/a
Michelle Choe	12/09/2016	180	539	69.30	12/09/2023
	03/31/2017	—	5,838	51.87	03/31/2024
Julie Averill	06/08/2017	—	6,038	51.72	06/08/2024
_________

(1)	The stock options vest in 25% installments on the four anniversary dates following the grant date.

(2)	Mr. Potdevin resigned on February 2, 2018. All unvested options were forfeited, and he had 90 days after his termination date to exercise his vested options.

(3)	Mr. Holman resigned effective December 31, 2017. All unvested options were forfeited, and he had 90 days after his termination date to exercise his vested options.

41

(4)	Mr. Stump's employment was terminated effective October 1, 2017. All unvested options were forfeited, and he had 90 days after his termination date to exercise his vested options.

	Outstanding Stock Awards
		Time-Based Vesting Awards		Performance-Based Vesting Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)(3)	Market Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(4)
Laurent Potdevin(5)	03/30/2015	3,147	248,865	23,137	1,829,674
	04/01/2016	—	—	27,602	2,182,766
	03/31/2017	—	—	38,558	3,049,167
Stuart Haselden	02/02/2015	2,595	205,213	—	—
	03/30/2015	818	64,687	6,016	475,745
	04/01/2016	1,658	131,115	6,187	489,268
	03/31/2017	3,277	259,145	8,194	647,982
	06/08/2017	418	33,055	1,044	82,560
Celeste Burgoyne	03/30/2015	353	27,915	777	61,445
	06/11/2015	—	—	1,131	89,439
	04/01/2016	761	60,180	2,839	224,508
	12/09/2016	36	2,847	135	10,676
	03/31/2017	2,121	167,729	5,302	419,282
	06/13/2017	362	28,627	905	71,567
Lee Holman(6)	n/a	—	—	—	—
Scott Stump(7)	03/30/2015	—	—	5,348	422,920
Michelle Choe	12/09/2016	1,314	103,911	391	30,920
	03/31/2017	1,253	99,087	3,133	247,758
Julie Averill	06/08/2017	3,713	293,624	3,240	256,219
_________

(1)	The restricted stock units vest in installments of 33%, 33% and 34% on the three anniversary dates following the grant date.

(2)	The market value of the restricted share awards and restricted stock units is based on $79.08 per share, the closing sale price on January 26, 2018, the last trading day of our 2017 fiscal year.

(3)	The performance-based restricted stock units vest based on a three-year performance period.

(4)
The aggregate dollar value of the performance-based restricted stock units is shown at target payout value based on $79.08 per share, the fair market value on January 26, 2018, the last trading day of our 2017 fiscal year.

(5)	Mr. Potdevin resigned on February 2, 2018. All unvested performance-based restricted stock units and restricted stock units were forfeited.

(6)	Mr. Holman resigned effective December 31, 2017. All unvested performance-based restricted stock units and restricted stock units were forfeited.

(7)
Mr. Stump's employment was terminated effective October 1, 2017. All unvested performance-based restricted stock units and restricted stock units were forfeited other than the performance-based restricted stock units granted in fiscal 2015, which were forfeited on a pro-rated basis as he was terminated without cause within 12 months of the end of the performance period.

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2017 Option Exercises and Stock Vested
The following table provides information regarding stock options exercised by our named executive officers during fiscal 2017 and the performance-based restricted stock units and restricted stock units that vested and the value realized upon vesting by our named executive officers during fiscal 2017. Stock option award value realized is calculated by subtracting the aggregate exercise price of the options exercised from the aggregate market value of the shares of common stock acquired on the date of exercise. Stock award value realized is calculated by multiplying the number of shares shown in the table by the closing price of our stock on the date the stock awards vested.

		Option Awards		Stock Awards
Name	Grant Date	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)
Laurent Potdevin	03/30/2015	—	—	3,054	154,868
Stuart Haselden	02/02/2015	—	—	2,518	167,497
	03/30/2015	—	—	794	40,264
	04/01/2016	—	—	817	41,610
Celeste Burgoyne	09/15/2014	—	—	2,036	123,382
	03/30/2015	—	—	342	17,343
	04/01/2016	—	—	375	19,099
	12/09/2016	—	—	18	1,326
Lee Holman	12/15/2014	—	—	316	23,959
	03/30/2015	—	—	331	16,785
	10/26/2015	—	—	59	3,659
	04/01/2016	—	—	480	24,446
Scott Stump	12/15/2014	1,315	33,628	—	—
	03/30/2015	2,623	38,305	794	40,264
	09/14/2015	3,162	80,916	—	—
	04/01/2016	2,847	30,560	817	41,610
Michelle Choe	12/09/2016	—	—	646	47,571
Julie Averill(2)	n/a	—	—	—	—
_________

(1)
The shares shown in this column represent the total number of shares acquired on the vesting of the stock awards. However, we generally issue shares after deducting the number of shares of our common stock that would be needed to pay applicable taxes.

(2)	Ms. Averill commenced employment as our Executive Vice President, Chief Technology Officer in May 2017 and did not exercise any option awards or receive any vested stock awards.

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Potential Post-Employment Payments for Executive Officers
We do not have a pre-defined involuntary termination severance plan or policy for employees, including our named executive officers. Our practice in an involuntary termination situation for a named executive officer may include the following non-equity benefits:

•	post-employment severance benefits between 0 to 18 months, as detailed under "Potential Payments upon Termination of Employment and Change in Control";

•	salary continuation dependent on the business reason for the termination;

•	lump-sum payment based on job level and years of service with lululemon;

•	paid health care coverage and Consolidated Omnibus Budget Reconciliation Act or COBRA payments for a limited time; and

•	outplacement services.
Treatment of Equity Awards Upon Termination of Employment and Change in Control
The following table summarizes how stock options, performance-based restricted stock units, restricted shares and restricted stock units would be treated generally in the event of termination of employment and upon a change in control under our 2014 Equity Incentive Plan and our current standard form of award agreements. The provisions of individual employment agreements may also establish how stock options, performance-based restricted stock units, restricted shares and restricted stock units would be treated in the event of termination or upon a change in control.

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Termination Scenario	Stock Options	Performance-Based Restricted Stock Units (PSUs)	Restricted Shares	Restricted Stock Units (RSUs)
Cause	All options immediately expire.	All PSUs are immediately forfeited.	All unvested shares of restricted stock are immediately forfeited.	All RSUs are immediately forfeited.
Retirement(1)
All unvested options will continue to vest for 12 months following the date of termination and may be exercised within the earlier of three years from the date of termination or the regular expiry date.

On the PSU vesting date, the number of PSUs that vest is equal to the number of PSUs that would have become vested if no termination had occurred, multiplied by a percentage equal to the number of full months of the participant's service during the performance period to the total number of full months contained in the performance period.
			All unvested shares of restricted stock are immediately forfeited.	All unvested RSUs are immediately forfeited.
Death	All unvested options fully vest upon death and may be exercised within the earlier of 12 months or the regular expiry date.	100% of the target number of PSUs become fully vested as of the date of death.	All unvested shares of restricted stock become fully vested.	All unvested RSUs become fully vested.
Disability	All options may be exercised within 12 months to the extent they were exercisable at the time of termination.	On the PSU vesting date, a number of PSUs become fully vested equal to the number of PSUs that would have become vested if no termination had occurred.	All unvested shares of restricted stock become fully vested.	All unvested RSUs become fully vested.
Other Termination	All options may be exercised within 90 days to the extent they were exercisable at the time of termination. All unvested options are immediately forfeited.
In the event of the participant's voluntary termination, all PSUs are immediately forfeited.

In the event of termination without cause more than 12 months before the end of the performance period, all PSUs granted are immediately forfeited.

In the event of termination without cause within 12 months of the end of the performance period, on the PSU vesting date the number of PSUs that become fully vested is equal to the number of PSUs that would have become vested if no termination had occurred, multiplied by a percentage equal to the number of full months of the participant's service during the performance period to the total number of full months contained in the performance period.
			All unvested shares of restricted stock are immediately forfeited.	All unvested RSUs are immediately forfeited.
Change in Control	Board has discretion to determine effect of change in control.
If not assumed or substituted for, 100% of the target number of PSUs become fully vested as of the date of the change in control.

If the participant's service is terminated without cause or for good reason within two years following change in control, 100% of the target number of PSUs become fully vested as of the date of such termination.
Board has discretion to determine effect of change in control on unvested shares of restricted stock.
If not assumed or substituted for, 100% of the RSUs become fully vested as of the date of the change in control.

If the participant's service is terminated without cause or for good reason within two years following change in control, 100% of the RSUs become fully vested as of the date of such termination.

_________

(1)
Retirement means an individual's termination of service (other than for cause) after the earlier of his or her completion of 25 years of service or the date on which he or she reaches at least the age of 55 and has completed at least ten years of service.

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Potential Payments upon Termination of Employment and Change in Control
We have an employment agreement with each of our named executive officers which provides that the named executive officer's employment may be terminated by the executive or by us at any time, with or without cause. If the executive voluntarily resigns or we terminate the executive's employment for cause, the executive will receive only his or her accrued base salary then in effect and benefits earned and payable as of the date of termination. If we terminate the executive's employment without cause or for good reason, and subject to the executive's compliance with the surviving terms of his or her employment agreement and the release of all employment-related claims, each named executive officer will be entitled to the amounts shown in the table below. These employment agreements do not provide for any payments triggered by a change in control or tax gross-up payments.
Under the terms of our 2014 Equity Incentive Plan, the board of directors may take a number of actions with respect to outstanding equity awards in connection with a change in control, including the acceleration of the unvested portion of equity awards or the cancellation of outstanding awards in exchange for substitute awards.
The following table shows the payments and the intrinsic value of accelerated equity awards that would be due to each of our named executive officers upon the termination of his or her employment for various reasons, including termination in connection with a change in control. Except in the cases of Mr. Potdevin (who resigned on February 2, 2018), Mr. Holman (who resigned effective December 31, 2017) and Mr. Stump (whose employment was terminated effective October 1, 2017), the amounts provided in the table below assume that each termination was effective as of January 28, 2018 (the last day of our fiscal year) and are merely illustrative of the impact of hypothetical events, based on the terms of arrangements then in effect. The amounts to be payable upon an actual termination of employment can only be determined at the time of such event, based on the facts and circumstances then prevailing. In the cases of Mr. Potdevin, Mr. Holman, and Mr. Stump, the amounts provided in the table below reflect the actual amounts paid upon termination of employment.

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Name	Termination Scenario	Severance ($)(1)	Intrinsic Value of Accelerated Equity Awards ($)(2)(3)	Total ($)
Laurent Potdevin	Voluntary	5,000,000 (9)	—	5,000,000
Stuart Haselden	Cause	—	—	—
	Death	—	3,526,603	3,526,603
	Disability	—	2,217,501	2,217,501
	Change in Control(4)	906,250 (6)	3,526,603	4,432,853
	Involuntary (without cause)(5)	906,250 (6)	304,477	1,210,727
	Voluntary	—	—	—
Celeste Burgoyne	Cause	—	—	—
	Death	—	1,599,654	1,599,654
	Disability	—	1,109,897	1,109,897
	Change in Control(4)	656,250 (6)	1,599,654	2,255,904
	Involuntary (without cause)(5)	656,250 (6)	96,566	752,816
	Voluntary	—	—	—
Lee Holman(10)	Voluntary	—	—	—
Scott Stump(11)	Involuntary (without cause)(11)	755,000 (11)	298,725 (11)	1,053,725
Michelle Choe	Cause	—	—	—
	Death	—	645,800	645,800
	Disability	—	481,676	481,676
	Change in Control(4)	435,000 (7)	645,800	1,080,800
	Involuntary (without cause)(8)	435,000 (7)	—	435,000
	Voluntary	—	—	—
Julie Averill	Cause	—	—	—
	Death	—	715,043	715,043
	Disability	—	549,843	549,843
	Change in Control(4)	—	715,043	715,043
	Involuntary (without cause)(8)	—	—	—
	Voluntary	—	—	—
_________

(1)	The dollar amounts shown are in U.S. dollars.

(2)
Amounts related to the death, disability, involuntary termination in connection with a change in control, and involuntary termination without cause are based on the intrinsic value of unvested equity awards that would have become vested upon the triggering event on January 28, 2018 based on the fair market value of the stock on such date.

(3)	The share-based compensation expense recorded for accounting purposes may differ from the intrinsic value as disclosed in this column.

(4)
Amounts shown assume the involuntary termination of the executive officer's employment without cause in addition to the election of the board of directors to accelerate the unvested portion of the outstanding stock options and restricted shares, and 100% vesting of restricted stock units and the target number of PSUs in connection with a change in control.

(5)
Also includes termination of the executive officer's employment by the executive officer for "good reason," which includes in connection with (a) any material adverse change in the executive's title or diminution of the executive's responsibilities, (b) a reduction in the executive's base salary or target bonus, or (c) our breach of any of the other material terms of the executive's employment agreement.

(6)
Amounts payable in equal installments on the company's normal paydays over a 15-month period and will be forfeited if the executive fails to comply with certain restrictive covenants, including non-competition, non-solicitation and non-disparagement agreements.

(7)
Amounts payable in equal installments on the company's normal paydays over a 9-month period and will be forfeited if the executive fails to comply with certain restrictive covenants, including non-competition, non-solicitation and non-disparagement agreements.

47

(8)	Also includes termination of the executive officer's employment by the executive officer for "constructive dismissal," which is not specifically defined in the executive's employment agreement.

(9)
Mr. Potdevin resigned effective February 2, 2018. Mr. Potdevin will receive aggregate cash payment equal to $4,280,769 in fiscal 2018 and $719,231 in fiscal 2019 in connection with his separation of employment, subject to his continuing compliance with the terms of the separation agreement and release, as well as various other restrictive covenants, including covenants relating to non-competition, non-solicitation, non-disparagement and confidentiality.

(10)	Mr. Holman resigned effective December 31, 2017.

(11)
Mr. Stump's employment was terminated effective October 1, 2017. In addition to severance payments described in Mr. Stump's employment agreement, which are being paid over 15 months, we paid him a cash payment of $30,000 in fiscal 2017 to cover relocation costs and personal tax preparation fees. Mr. Stump's termination occurred within the last 12 months of the performance period for the 2015 PSU awards and as a result he was entitled to a pro-rated portion of his 2015 PSU awards. The amount in the above table represents the actual value to Mr. Stump upon release of his 2015 PSU awards.

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CEO Pay Ratio
Summary
As a result of the recently adopted rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act, we have begun disclosing the ratio of the annual total compensation of our principal executive officer to that of our median employee.
Mr. Potdevin, our former chief executive officer, had a total annual compensation of $[ • ] in fiscal 2017, as reflected in the above summary compensation table. Our estimated median employee's annualized total compensation was [ • ]. Mr. Potdevin's total compensation was approximately [ • ] times that of our median employee in fiscal 2017. We anticipate the CEO pay ratio will fluctuate over the next few years as we onboard a new Chief Executive Officer.
Our Median Employee
As illustrated in the table below, the estimated median employee of lululemon for fiscal 2017 was an Educator, our name for our store associates, that worked on a part-time hourly basis during the fiscal year. The median employee earned an average hourly rate of approximately $[ • ], inclusive of salary and non-equity incentive plan compensation. We are proud of our store compensation programs which are grounded in our pay-for-performance philosophy and believe they are a key component in attracting and retaining the best talent.

Name and Principal Position	Salary(1)	Bonus	Stock Awards(2)	Option Awards(3)	Non-Equity Incentive Plan Compensation(4)	All Other Compensation	Total
Laurent Potdevin, Former Chief Executive Officer	$1,087,018	$—	$2,000,003	$2,002,978	$—	$—	$5,089,999
Educator, Median Employee	[ • ]	[ • ]	[ • ]	[ • ]	[ • ]	[ • ]	[ • ]
Pay Ratio	[ • ]	[ • ]	[ • ]	[ • ]	[ • ]	[ • ]	[ • ]
_________

(1)	Salary is comprised of base salary pay, overtime pay, double-time pay, statutory holiday pay, and vacation pay earned.

(2)	This column reflects the grant date fair value of performance-based restricted stock units, restricted stock units, and restricted shares granted.

(3)	This column reflects the grant date fair value of stock options granted.

(4)	Non-Equity Incentive Plan Compensation includes monthly, quarterly, and annual performance-based cash awards.
Methodology and Key Assumptions
For the purposes of the CEO pay ratio determination, we have used a consistently applied compensation measure to identify the median employee. The below table summarizes our methodology and key assumptions in setting our consistently applied compensation measure.

Item	Company Practice
Date Selection	The last day of the fiscal year, January 28, 2018, was used for the calculation.
Annualized Earnings
Permanent part-time and full-time employees with partial year earnings are annualized to full year earnings for the fiscal year, assuming consistent earnings. Annualized earnings include salary earned, bonus earned, and actual equity granted value. This does not apply to seasonal or temporary employees.

Employee Workforce Definition
Generally, employees who worked any portion of the fiscal year and who are active earners (for example, not on leave) are included. The countries included in the analysis are Australia, Canada, China, the United Kingdom, and the United States of America.

De-Minimus Rule
Employee groups in certain non-U.S. countries have been excluded as the aggregate total of these employees amounts less than 5% of our total employee workforce. The countries excluded are France, Germany, Ireland, Japan, Malaysia, the Netherlands, New Zealand, Singapore, South Korea, Sweden, and Switzerland. The total number of employees excluded from the analysis is approximately 500 based on a total workforce of approximately 13,400.

Exchange Rates
All figures shown are in U.S. dollars. The amounts originally in non-U.S. dollars were converted to U.S. dollars using the average of the average exchange rates for each fiscal month during the fiscal year.

CEO Pay Ratio if the CEO did not Resign
Due to the resignation of Mr. Potdevin on February 2, 2018, our former chief executive officer did not earn the non-equity incentive compensation that he otherwise would have received for fiscal 2017. Had Mr. Potdevin earned non-equity incentive

49

compensation, his fiscal 2017 total compensation would have been $7,208,053 and the CEO pay ratio would have been approximately [ • ] times that of our median employee.

Name and Principal Position	Salary(1)	Bonus	Stock Awards(2)	Option Awards(3)	Non-Equity Incentive Plan Compensation(4)	All Other Compensation	Total
Laurent Potdevin, Former Chief Executive Officer	$1,087,018	$—	$2,000,003	$2,002,978	$2,118,054	$—	$7,208,053
Educator, Median Employee	[ • ]	[ • ]	[ • ]	[ • ]	[ • ]	[ • ]	[ • ]
Pay Ratio	[ • ]	[ • ]	[ • ]	[ • ]	[ • ]	[ • ]	[ • ]
_________

(1)	Salary is comprised of base salary pay, overtime pay, double-time pay, statutory holiday pay, and vacation pay earned.

(2)	This column reflects the grant date fair value of performance-based restricted stock units, restricted stock units, and restricted shares granted.

(3)	This column reflects the grant date fair value of stock options granted.

(4)	Non-Equity Incentive Plan Compensation includes monthly, quarterly, and annual performance-based cash awards.
CEO Pay Ratio if the CEO did not Resign and Including Full-Time Educator
Our median employee worked approximately [ • ] hours per week. For comparison purposes, if this median employee worked 40 hours per week, and if our chief executive officer did not resign, our CEO pay ratio for fiscal 2017 would have been approximately [ • ] times that of our median employee.

Name and Principal Position	Salary(1)	Bonus	Stock Awards(2)	Option Awards(3)	Non-Equity Incentive Plan Compensation(4)	All Other Compensation	Total
Laurent Potdevin, Former Chief Executive Officer	$1,087,018	$—	$2,000,003	$2,002,978	$2,118,054	$—	$7,208,053
Educator, Median Employee	[ • ]	[ • ]	[ • ]	[ • ]	[ • ]	[ • ]	[ • ]
Pay Ratio	[ • ]	[ • ]	[ • ]	[ • ]	[ • ]	[ • ]	[ • ]
_________

(1)	Salary is comprised of base salary pay, overtime pay, double-time pay, statutory holiday pay, and vacation pay earned.

(2)	This column reflects the grant date fair value of performance-based restricted stock units, restricted stock units, and restricted shares granted.

(3)	This column reflects the grant date fair value of stock options granted.

(4)	Non-Equity Incentive Plan Compensation includes monthly, quarterly, and annual performance-based cash awards.

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DIRECTOR COMPENSATION
General Description of Director Compensation
Each of our non-employee directors receives compensation for serving on our board of directors. Cash compensation is comprised of an annual retainer and fees for each meeting attended based on the following schedule:

Meeting Attendance
In-person Board Meeting	$1,500
Telephonic Board Meeting	1,000
Committee Meeting	1,000
Retainers
All non-employee directors	70,000
Additional Retainers
Chairman	100,000
Lead Director	50,000
Audit Committee Chair	20,000
Compensation Committee Chair	15,000
Nominating and Governance Committee Chair	10,000
In addition to the amounts shown in the table above, each non-employee director receives equity compensation consisting of an annual grant of a restricted stock award under our 2014 Equity Incentive Plan. These annual awards are generally granted after the conclusion of the annual meeting of stockholders each year if the director is then a member of our board of directors. Non-employee directors who join our board of directors other than in connection with an annual meeting generally receive these awards on a pro-rata basis. For fiscal 2017, directors who served on the board of directors for the full fiscal year received an award of restricted stock having a fair value at the time of grant equal to approximately $125,000, subject to one year vesting.
The Nominating and Governance Committee has adopted stock ownership guidelines for our directors as follows:

Position	Minimum Ownership Guidelines (Dollar Value of Shares)
Non-employee director	5 x Annual Cash Retainer Compensation

Our non-employee directors are encouraged to comply with the stock ownership guidelines within five years after their date of appointment or election to the board of directors.

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The following table shows the amount of compensation we paid to each of our non-employee directors for fiscal 2017 for serving on our board of directors:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Robert Bensoussan	90,833	123,541	214,374
Michael Casey(2)	142,166	123,541	265,707
Steven J. Collins(3)	61,875	42,836	104,711
Kathryn Henry	84,333	123,541	207,874
Jon McNeill	80,333	123,541	203,874
Martha A.M. Morfitt	113,833	123,541	237,374
Glenn Murphy(4)	119,500	91,105	210,605
David M. Mussafer	193,833	123,541	317,374
Tricia Patrick(5)	23,958	51,832	75,790
Emily White	87,833	123,541	211,374
_________

(1)
The amounts in this column represent the expense we recognized in fiscal 2017 in accordance with FASB ASC Topic 718. See the notes to our financial statements contained in our Annual Report on Form 10-K for the fiscal year ended January 28, 2018 for a discussion of all assumptions made by us in determining the FASB ASC Topic 718 values of our equity awards.

(2)	Mr. Casey stepped down as Co-Chairman in April 2017 and remained as a director.

(3)	Mr. Collins resigned as a director in August 2017 and his fiscal 2017 restricted stock award was forfeited.

(4)
Mr. Murphy was appointed as a director and appointed Co-Chairman in April 2017 and was granted a pro-rated restricted stock award in April 2017. Mr. Murphy was appointed as Executive Chairman on February 2, 2018. In connection with Mr. Murphy's appointment as Executive Chairman, the Compensation Committee approved an annual salary for Mr. Murphy in the amount of $500,000 per year, pro-rated for the time Mr. Murphy serves as Executive Chairman. This salary will be in lieu of any cash retainer and committee fees to which Mr. Murphy might otherwise be entitled in his role as a member of the board of directors or any committee thereof. Mr. Murphy also received a grant in stock options with a value of $500,000, which will vest over a three-year period. While serving as Executive Chairman, Mr. Murphy will not be entitled to receive the annual equity awards to which non-employee directors are entitled under the outside director compensation plan.

(5)	Ms. Patrick was appointed as a director in August 2017 and was granted a pro-rated restricted stock award in September 2017.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Procedures for Approval of Related Person Transactions
Our board of directors has adopted a written policy for approval of transactions between lululemon and our directors or director nominees, executive officers, stockholders beneficially owning more than 5% of our stock, and each of their respective immediate family members, where the amount involved in the transaction exceeds $120,000 in a single fiscal year and the party to the transaction has or will have a direct or indirect material interest. The policy provides that the Audit Committee reviews each transaction and determines whether or not to approve or ratify the transaction.
In determining whether to approve or ratify transactions subject to the policy, the Audit Committee, considers among other factors it deems appropriate, the related person's interest in the transaction and whether the transaction is on terms no less favorable to lululemon than terms that could have been reached with an unrelated third party.
The Audit Committee has considered and adopted the following standing pre-approvals under the policy for transactions with related persons:

•
Employment as an executive officer of lululemon, if the related compensation is either required to be reported in our proxy statement under Item 402 of SEC Regulation S-K or is approved (or recommended for approval) by the Compensation Committee;

•	Any compensation paid to a director if the compensation is required to be reported in our proxy statement under Item 402 of SEC Regulation S-K;

•	Any transaction where the related person's interest arises solely from the ownership of our stock and all holders of our common stock received the same benefit on a pro-rata basis; and

•	Any transaction involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.
Transactions with Related Persons for Fiscal 2017
Anoosha Foroughi, who shared a household during fiscal 2017 with Lee Holman, our former Executive Vice President, Creative Director, was employed by us in a non-executive role in fiscal 2017 as our Concept Director of Women's and Men's. During fiscal 2017, we paid aggregate compensation of $269,772 to Ms. Foroughi. The cash amounts were paid in Canadian dollars and have been converted to U.S. dollars using the average of the average exchange rates for fiscal 2017, with CDN$1.00 equal to USD$0.775. Mr. Holman resigned his employment effective December 31, 2017, and Ms. Foroughi is no longer an employee. As of January 28, 2018, the total remaining payments due under her separation agreement were CDN$76,442.

Anthem Properties, a company indirectly owned by Dennis Wilson, who is a beneficial owner of more than 5% of our total outstanding shares, owns the land and building in which our Victoria, British Columbia store is located. We agreed to a renewal of this lease for a five year term, commencing July 1, 2017. We currently lease the space for our Victoria store from Anthem Properties at a monthly rent of CDN$9,583. The total monthly payments due under the lease from January 29, 2018 (the first day of our 2018 fiscal year) through the end of the current lease term are approximately CDN$507,916.

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PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP BY MANAGEMENT
The following table sets forth information concerning the "beneficial ownership" of our common stock as of April 2, 2018 by (i) those persons who we know to beneficially own more than 5% of our outstanding common stock, (ii) our directors, (iii) the "named executive officers" listed in the Summary Compensation Table above, and (iv) all of our current directors and executive officers as a group. "Beneficial ownership" is a concept that takes into account shares that may be acquired within 60 days of April 2, 2018 (such as by exercising vested stock options) and shares as to which the named person has or shares voting or investment power.

Beneficial Owner(1)	Number of Shares Beneficially Owned (#)	Percent
Advent International Corporation(2)	20,105,279	14.8%
75 State Street
Boston, MA 02109
FMR LLC(3)	18,839,836	13.9%
245 Summer Street
Boston, MA 02210
Dennis J. Wilson(4)	17,359,131	12.8%
21 Water Street, Suite 600
Vancouver, BC V6B 1A1
The Vanguard Group, Inc.(5)	7,796,516	5.8%
100 Vanguard Blvd.
Malvern, PA 19355
Robert Bensoussan	11,640	*
Michael Casey	54,906	*
Kathryn Henry	4,911	*
Jon McNeill	4,348	*
Martha A.M. Morfitt	88,528	*
Glenn Murphy	102,616	*
David M. Mussafer(6)	54,261	*
Tricia Patrick(7)	1,603	*
Emily White(8)	14,615	*
Julie Averill	9,220	*
Celeste Burgoyne(9)	29,193	*
Michelle Choe(10)	11,719	*
Stuart Haselden(11)	52,078	*
Directors and executive officers as a group (13 persons)(12)	439,638	*
_________
* Less than 1%.

(1)
Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. Unless otherwise indicated, the address of the beneficial owner is c/o lululemon athletica inc., at 1818 Cornwall Avenue, Vancouver, British Columbia V6J 1C7. Percentages are calculated on the basis of 135,554,551 shares of our common stock outstanding as of April 2, 2018, provided that any additional shares of our common stock that a stockholder has the right to acquire within 60 days of April 2, 2018 were deemed to be outstanding for purposes of calculating that stockholder's beneficial ownership.

(2)
Based on a Schedule 13D/A filed by Advent International Corporation with the SEC on October 11, 2016. Includes 21,412 shares of our common stock held by Advent Partners GPE VII-A Limited Partnership, 51,550 shares of our common stock held by Advent Partners GPE VII‑A Cayman Limited Partnership, 212,613 shares of our common stock held by Advent Partners GPE VII‑B Cayman Limited Partnership, 12,304 shares of our common stock held by Advent Partners GPE VII 2014 Limited Partnership, 34,983 shares of our common stock held by Advent Partners GPE VII 2014 Cayman Limited Partnership, 33,877 shares of our common stock held by Advent Partners GPE VII‑A 2014 Limited Partnership, 24,669 shares of our common stock

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held by Advent Partners GPE VII‑A 2014 Cayman Limited Partnership, 8,947 shares of our common stock held by Advent Partners GPE VII Limited Partnership, and 194,921 shares of our common stock held by Advent Partners GPE VII Cayman Limited Partnership, for each of which Advent International GPE VII, LLC ("AIGPE VII LLC") is the general partner, for which in turn Advent International Corporation ("AIC") is the manager; and 19,510,003 shares of our common stock held by Advent Puma Acquisition Limited ("APAL"). APAL is jointly owned by (a) Advent International GPE VII‑A Limited Partnership (which indirectly beneficially owns 2,345,401 shares of our common stock as an owner of APAL), Advent International GPE VII‑E Limited Partnership (which indirectly beneficially owns 4,145,147 shares of our common stock as an owner of APAL), and Advent International GPE VII‑H Limited Partnership (which indirectly beneficially owns 319,513 shares of our common stock as an owner of APAL), for each of which GPE VII GP Limited Partnership is the general partner, for which in turn AIGPE VII LLC is the general partner, for which in turn AIC is the manager; and by (b) Advent International GPE VII Limited Partnership (which indirectly beneficially owns 2,534,069 shares of our common stock as an owner of APAL), Advent International GPE VII‑B Limited Partnership (which indirectly beneficially owns 5,752,805 shares of our common stock as an owner of APAL), Advent International GPE VII‑C Limited Partnership (which indirectly beneficially owns 1,828,736 shares of our common stock as an owner of APAL), Advent International GPE VII‑D Limited Partnership (which indirectly beneficially owns 1,516,702 shares of our common stock as an owner of APAL), Advent International GPE VII‑F Limited Partnership (which indirectly beneficially owns 533,815 shares of our common stock as an owner of APAL), and Advent International GPE VII‑G Limited Partnership (which indirectly beneficially owns 533,815 shares of our common stock as an owner of APAL), for each of which GPE VII GP (Delaware) Limited Partnership is the general partner, for which in turn AIGPE VII LLC is the general partner, for which in turn AIC is the manager. AIC is managed by a board of directors composed of more than three members.

(3)
Based on a Schedule 13G/A filed by FMR LLC with the SEC on February 13, 2018. Fidelity Management & Research Company, a wholly-owned subsidiary of FMR LLC, Fidelity Growth Company Fund, and Abigail P. Johnson may each be deemed to beneficially own the shares held by FMR LLC.

(4)
Based on a Form 4 filed by Mr. Wilson with the SEC on February 14, 2018. Includes 9,415,677 shares of our common stock issuable upon the exchange of exchangeable shares of Lulu Canadian Holding, Inc. held by Mr. Wilson; 268,984 shares of our common stock issuable upon the exchange of exchangeable shares of Lulu Canadian Holding, Inc. held by Mr. Wilson's wife; 7,578,858 shares of our common stock held by LIPO Investments (USA), Inc., an entity which Mr. Wilson controls; 91,760 shares of our common stock issuable upon the exchange of exchangeable shares of Lulu Canadian Holding, Inc. held by Five Boys Investments ULC, an entity which Mr. Wilson controls; and 3,852 shares of our common stock held by Mr. Wilson. Lulu Canadian Holding, Inc. is our indirect wholly owned subsidiary and its exchangeable shares may be exchanged on a one-for-one basis for shares of our common stock.

(5)
Based on a Schedule 13G filed by The Vanguard Group, Inc. with the SEC on February 9, 2018. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc. and Vanguard Investments Australia Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc. may each be deemed to beneficially own the shares held by The Vanguard Group, Inc.

(6)
Includes 18,202 shares held directly by Mr. Mussafer and 36,059 shares indirectly beneficially owned as a limited partner of Advent Partners GPE VII-B Cayman Limited Partnership which, in turn, indirectly beneficially owns the shares through Advent Puma Acquisition Limited.

(7)	Ms. Patrick joined our board of directors on August 25, 2017.

(8)	Includes 1,214 shares of our common stock issuable upon exercise of options held by Ms. White that may be exercised within 60 days of April 2, 2018.

(9)	Includes 14,543 shares of our common stock issuable upon exercise of options held by Ms. Burgoyne that may be exercised within 60 days of April 2, 2018.

(10)	Includes 1,640 shares of our common stock issuable upon exercise of options held by Ms. Choe that may be exercised within 60 days of April 2, 2018.

(11)	Includes 31,655 shares of our common stock issuable upon exercise of options held by Mr. Haselden that may be exercised within 60 days of April 2, 2018.

(12)
Includes the shares held, and common stock issuable upon exercise of options held that may be exercised within 60 days of April 2, 2018, by all directors, named executive officers, and officers other than named executive officers.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and persons who own more than 10% of our common stock to file reports of their ownership and changes in ownership of our common stock with the SEC. Our employees prepare these reports for our directors and executive officers using information obtained from them and from lululemon's records. We believe our directors, executive officers and 10% stockholders met all applicable Section 16(a) requirements during fiscal 2017.

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TRANSACTION OF OTHER BUSINESS
At the date of this proxy statement, the board of directors knows of no other business that will be conducted at the 2018 annual meeting other than as described in this proxy statement. If any other matter or matters are properly brought before the meeting or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

STOCKHOLDER PROPOSALS TO BE PRESENTED
AT THE 2019 ANNUAL MEETING OF STOCKHOLDERS
Stockholder proposals to be included in our proxy statement for our 2019 annual meeting must be received by the Corporate Secretary of lululemon no later than December 27, 2018. Notices must be delivered to the Corporate Secretary at our executive offices at 1818 Cornwall Avenue, Vancouver, British Columbia, V6J 1C7. If we change the date of the 2019 annual meeting by more than 30 days from June 6, 2019, then the deadline will be the later of the 90th day prior to the 2019 annual meeting or the 10th day following the day on which we first publicly announce the date of the 2019 annual meeting.
Stockholders wishing to submit a proposal (including a nomination for election as a director) for consideration at the 2019 annual meeting must do so in accordance with the terms of the advance notice provisions in our bylaws. These advance notice provisions require that, among other things, the stockholder give written notice to the Corporate Secretary of lululemon no later than the 120th day prior to the first anniversary of the date on which we first mailed this proxy statement. For the 2019 annual meeting, a stockholder's notice of a proposal will be considered timely if received no later than December 27, 2018. Notices must be delivered to the Corporate Secretary at our executive offices at 1818 Cornwall Avenue, Vancouver, British Columbia, V6J 1C7. If we change the date of the 2019 annual meeting by more than 30 days from June 6, 2019, then the deadline will be the later of the 90th day prior to the 2019 annual meeting or the 10th day following the day on which we first publicly announce the date of the 2019 annual meeting.

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ANNUAL REPORT AND FORM 10-K
A copy of our combined annual report to stockholders and Annual Report on Form 10-K for the fiscal year ended January 28, 2018 will be mailed with this proxy statement to those stockholders that elect to receive a paper copy of the proxy materials. For those stockholders that receive the notice, this proxy statement and our 2017 Annual report are available at www.proxyvote.com.

By order of the board of directors,

Glenn Murphy
Executive Chairman
April [ • ], 2018
Whether or not you plan to attend the annual meeting, please vote your shares via the Internet or telephone, as described in the accompanying materials, as soon as possible to assure that your shares are represented at the meeting, or, if you elect to receive a paper copy of the proxy card by mail, you may mark, sign and date the proxy card and return it in the enclosed postage-paid envelope. If you attend the virtual meeting you will, of course, have the right to revoke the proxy and vote your shares electronically at the meeting.

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ATTACHMENT A

AMENDED AND RESTATED BYLAWS
OF
LULULEMON ATHLETICA INC.
ARTICLE I
OFFICES
Section 1.1.    Registered Office. The registered office of lululemon athletica inc. (the "Corporation") shall be in the City of Wilmington, County of New Castle, State of Delaware. Notwithstanding the foregoing, the registered office may be changed at any time upon a resolution adopted by the Corporation's Board of Directors (the "Board").
Section 1.2.    Other Offices. The Corporation may also have offices at such other places within or without the State of Delaware as the Board may from time to time determine or the business of the Corporation may require.
ARTICLE II
MEETINGS OF STOCKHOLDERS
Section 2.1.    Place. All meetings of the stockholders shall be held at such place within or without the State of Delaware as shall be designated from time to time by the Board and stated in the notice of the meeting or in a duly executed waiver thereof.
Section 2.2.    Annual Meetings. An annual meeting of the stockholders shall be held in each calendar year within five months after the end of the fiscal year of the Corporation on such day and at such time and place (within or without1 the State of Delaware) as the Board shall fix, at which time the stockholders shall elect a Board and transact such other business as may properly be brought before the meeting. Any business may be transacted at the meeting, irrespective of whether the notice of such meeting contains a reference thereto, except as otherwise provided in these Bylaws, or by statute.
Section 2.3.    Special Meetings. Special meetings of stockholders may be called at any time, but only by the chairman of the Board (the "Chairman of the Board") or alternatively, as the Board may determine, one or more co-Chairmen of the Board,2 the Chief Executive Officer of the Corporation (the "CEO"), the President, or upon a resolution adopted upon the affirmative vote of a majority of the whole Board, and not by the stockholders.
Section 2.4.    Notice Of Meetings.3 Notice of all stockholders' meetings stating the time, place and the objects for which such meetings are called shall be given by the Chairman of the Board, any co-Chairmen of the Board, the CEO, the President or any vice-president (a "Vice-President") or the Secretary (the "Secretary") or any assistant secretary (an "Assistant Secretary") of the Corporation to each stockholder of record entitled to vote at such meeting not less than ten (10) days or more than sixty (60) days prior to the date of the meeting by written notice delivered personally, by electronic transmission, mailed or delivered via overnight courier to each stockholder. If delivered personally, such notice shall be deemed to be delivered when received. If mailed or delivered via overnight courier service, such notice shall be deemed to be delivered when deposited in the United States Mail in a sealed envelope with postage thereon prepaid, or deposited with the overnight courier service, as the case may be, addressed to the stockholder at his address as it appears on the stock record books of the Corporation, unless he or she shall have filed with the Secretary a written request that notice intended for him or her be mailed to some other address, in which case it shall be mailed to the address designated in such request. If delivered by electronic transmission, such notice shall be sent consistent with Article X hereof.
1 Amendment to Section 2.2 to eliminate a conflict between two provisions regarding the location for annual stockholder meetings adopted by the board on March 31, 2008.
2 Amendment to authorize the board to utilize a co-chair leadership structure when appropriate and to make other conforming changes adopted by the board on September 9, 2014.
3 Amendment to Section 2.4 to authorize the board to utilize a co-chair leadership structure when appropriate and to make other conforming changes adopted by the board on September 9, 2014.

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Any meeting at which all stockholders entitled to vote have waived or at any time shall waive notice shall be a legal meeting for the transaction of business, notwithstanding that notice has not been given as herein before provided. The waiver must be in writing, signed by the stockholder entitled to the notice, and be delivered to the Corporation for inclusion in the minutes or filing with the corporate records.
Section 2.5.    Notice for Nominations and Proposals.
2.5.1.    Annual Meetings.4
(a)    Nominations for the election of directors and proposals for any new business to be taken up at any annual meeting of stockholders may be made by the Board or, as provided in this Section 2.5, by any stockholder of the Corporation entitled to vote generally in the election of directors, subject to the rights of the holders of preferred stock, if applicable. The Board shall nominate for election or reelection as directors only persons who agree to tender, promptly following such person's failure to receive the required vote for election or reelection at the next stockholder meeting at which such person would face election or reelection, an irrevocable resignation that will be effective upon Board acceptance of such resignation.5 For nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice with respect to any annual meeting must be received by the Secretary at the principal executive offices of the Corporation not later than the ~~60~~120th day ~~nor earlier than the 90th day~~ prior to the first anniversary of the date on which the Corporation first mailed its proxy materials for the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than ~~sixty~~thirty (~~60~~30) days before or more than ~~sixty~~thirty (~~60~~30) days after ~~such~~the anniversary ~~date,~~of the preceding year's annual meeting, to be timely, such notice by the stockholder must be so received not ~~earlier~~later than the later of the 90th day prior to the annual meeting ~~and not later than the later of the 60th day prior to the annual meeting or the 15th day following the day on which public announcement of the date of the meeting is first made by the Corporation; provided further that with respect to the annual meeting to be held in 2008, notice by the stockholder must be so received not earlier than March 17, 2008 and not later than April 17, 2008 or the 15th~~or the 10th day following the day on which public announcement of the date of the meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. A stockholder's notice shall set forth:
(i)    as to each person whom the stockholder proposes to nominate for election or reelection as a director, (A) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, (B) a description of all relationships between the proposed nominee and the recommending stockholder and any agreements or understandings between the recommending stockholder and the nominee regarding the nomination, ~~and~~ (C) a description of all relationships between the proposed nominee and any of the Corporation's competitors, customers, suppliers, labor unions (if any) and any other persons with special interests regarding the Corporation~~;~~, and (D) an agreement by such person to tender, promptly following such person's failure to receive the required vote for election or reelection, an irrevocable resignation that will be effective upon Board acceptance of such resignation; 6
(ii)    as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and
(iii)    as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (A) the name and address of such stockholder, as they appear on the Corporation's books, the telephone number of such stockholder, and the name, address and telephone number of such beneficial owner, (B) ~~the class and number of shares of the Corporation which are owned of record by~~any material interest of such stockholder and ~~beneficially by such~~ beneficial owner ~~and the time period~~in such ~~shares have been held~~business, (C) a representation that such stockholder and beneficial owner intend to appear in person or by proxy at the meeting, ~~and~~ (D) a representation that such stockholder and such beneficial owner hold and intend to continue to hold the reported shares through the date of the Corporation's next annual meeting of stockholders, and (E) the following information regarding the ownership interests of the stockholder and beneficial owner, which shall be supplemented
4 Amendment to Section 2.5.1(a) to change the advance notice provisions for stockholder nominations and proposals adopted by the board on March 25, 2009.
5 Amendment to provide for majority voting for director nominees in uncontested elections and implement procedures for incumbent directors who do not receive a majority vote adopted by the board on June 3, 2015.
6 Amendment to provide for majority voting for director nominees in uncontested elections and implement procedures for incumbent directors who do not receive a majority vote adopted by the board on June 3, 2015.

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in writing by the stockholder not later than 10 days after the record date for the meeting to disclose such interests as of the record date: (i) the class and number of shares of the Corporation that are owned beneficially and of record by the stockholder and beneficial owner; (ii) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a "Derivative Instrument") directly or indirectly owned beneficially by such stockholder and beneficial owner, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation; (iii) any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder and such beneficial owner have a right to vote any shares of any security of the Corporation; (iv) any short interest in any security of the Corporation (for purposes of this Section 2.5.1, a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security); (v) any rights to dividends on the shares of the Corporation owned beneficially by such stockholder and beneficial owner that are separated or separable from the underlying shares of the Corporation; (vi) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder or beneficial owner is a general partner or, directly or indirectly, beneficially owns an interest in a general partner; and (vii) any performance-related fees (other than an asset-based fee) to which such stockholder is entitled based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including, without limitation, any such interests held by members of such stockholder's and such beneficial owner's immediate family sharing the same household. For purposes of satisfying the requirements of clause (~~B~~E)(i) of this paragraph with respect to a beneficial owner, the beneficial owner shall supply to the Corporation either (1) a statement from the record holder of the shares verifying the holdings of the beneficial owner and indicating the length of time the shares have been held by such beneficial owner, or (2) a current Schedule 13D, Schedule 13G, Form 3, Form 4 or Form 5 filed with the Securities and Exchange Commission reflecting the holdings of the beneficial owner, together with a statement of the length of time that the shares have been held.
(iv)    If a recommendation is submitted by a group of two or more stockholders, the information regarding the recommending stockholders and beneficial owners, if any, must be submitted with respect to each stockholder in the group and any beneficial owners.
(b)    Notwithstanding anything in paragraph (a) of this Section 2.5.1 to the contrary, in the event that the number of directors to be elected to the Board at the annual meeting is increased pursuant to an act of the Board and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board on or before the date which is 15 days before the latest date by which a stockholder may timely notify the Corporation of nominations or other business to be brought by a stockholder in accordance with paragraph (a) of this Section 2.5.1, a stockholder's notice required by this Section 2.5.1 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the 15th day following the day on which such public announcement is first made by the Corporation.
2.5.2.    Special Meetings. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting may be made (i) by or at the direction of the Board or (ii) provided that the Board has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 2.5, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.5. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation's notice of meeting for inclusion in the stockholder's notice required by Section 2.5.1 of these Bylaws if such nomination shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 15th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.
2.5.3.    General. Only such persons who are nominated in accordance with the procedures set forth in this Section 2.5 shall be eligible to stand for election to the Board at a meeting of stockholders, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.5. Except as otherwise provided by law, the Certificate of Incorporation of the Corporation as amended and restated (the "Certificate of Incorporation") or these Bylaws, the Chairman of the Board or alternatively, as the Board may determine, one or more co-Chairmen

60

of the Board,7 shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this bylaw and, if any proposed nomination or business is not in compliance with this Section 2.5, to declare that such defective proposal or nomination shall be disregarded.
2.5.4.    Public Announcement. For purposes of this Section 2.5, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934 as amended (the "Exchange Act").
2.5.5.    Non-Exclusivity. If the Corporation is required under Rule 14a-8 under the Exchange Act to include a stockholder's proposal in its proxy statement, such stockholder shall be deemed to have given timely notice for purposes of this Section 2.5 with respect to such proposal. Nothing in this Section 2.5 or in Section 2.68 shall be deemed to affect any rights of the holders of any series of preferred stock of the Corporation to elect directors.
Section 2.6.    Quorum and Required Vote.9
2.6.1.    ~~Section 2.6.~~ Quorum. Except as may be otherwise provided by law, a majority of the voting power of all the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. ~~In the event that the voting power of all a majority of the outstanding shares are represented at any meeting, action on a matter is approved if the votes cast favoring the action exceed the votes cast opposing the action, unless the question is one upon which by express provision of law or of the Certificate of Incorporation or of these Bylaws a larger or different vote is required, in which case such express provision shall govern and control the decision of each question.~~ If a quorum of the shares entitled to vote shall fail to be obtained at any meeting, or in the event of any other proper business purpose, the chair of the meeting or the holders of a majority of the shares present, in person or by proxy, may adjourn the meeting to another place, date or time by announcement to stockholders present in person at the meeting and no other notice of such place, date or time need be given.
2.6.2.    Voting for Matters other than the Election of Directors. If a quorum of the shares entitled to vote are represented at any meeting, action on any matter, other than the election of directors, is approved if the votes cast favoring the action exceed the votes cast opposing the action, unless the question is one upon which by express provision of law or of the Certificate of Incorporation or of these Bylaws a larger or different vote is required, in which case such express provision shall govern and control the decision of each question.
2.6.3.    Voting for the Election of Directors. If a quorum of the shares entitled to vote are represented at any meeting of stockholders at which directors are to be elected, a nominee for director shall be elected to the Board if the votes cast for such nominee's election exceed the votes cast against such nominee's election; provided, however, that directors shall be elected by a plurality of the votes cast at any meeting of stockholders for which the Secretary of the Corporation determines that the number of nominees exceeds the number of directors to be elected as of the record date for such meeting. If directors are to be elected by a plurality of the votes cast, stockholders shall not be permitted to vote against a nominee. If an incumbent director fails to receive the required vote for reelection, then, within 90 days following certification of the stockholder vote by the inspector of elections, the Board shall act to determine whether to accept the director's resignation. The Board may consider any factors it deems relevant in deciding whether to accept a director's resignation. Any director who tenders his or her resignation pursuant to this provision shall not participate in the Board action regarding whether to accept his or her resignation.
Section 2.7.    Organization.10 At every meeting of the stockholders the Chairman of the Board~~, or, in his~~ or alternatively, as the Board may determine, one or more co-Chairmen of the Board, or, in his or her absence, the CEO or the President, or in the absence of the Chairman or co-Chairmen of the Board, the CEO and the President, a director or an officer of the Corporation designated by the Board, shall act as chairman of the meeting. The Secretary, or, in his or her absence, an Assistant Secretary, shall act
7 Amendment to authorize the board to utilize a co-chair leadership structure when appropriate and to make other conforming changes adopted by the board on September 9, 2014.
8 Amendment to provide for majority voting for director nominees in uncontested elections and implement procedures for incumbent directors who do not receive a majority vote adopted by the board on June 3, 2015.
9 Amendment to Section 2.6 to provide for majority voting for director nominees in uncontested elections and implement procedures for incumbent directors who do not receive a majority vote adopted by the board on June 3, 2015.
10 Amendment to Section 2.7 to authorize the board to utilize a co-chair leadership structure when appropriate and to make other conforming changes adopted by the board on September 9, 2014.

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as secretary at all meetings of the stockholders. In the absence from any such meeting of the Secretary and any Assistant Secretary, the chairman of the meeting may appoint any person to act as secretary of the meeting.
Section 2.8.    Closing of Transfer Books or Fixing of Record Date. For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than sixty (60) days and not less than ten (10) days prior to the date on which the particular action requiring such determination of stockholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders, or stockholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board declaring such dividend is adopted, as the case may be, shall be the record date for such determination of stockholders. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this Section 2.8, such determination shall apply to any adjournment thereof.
Section 2.9.    Voting Lists. The officer or agent having charge of the stock transfer books for common shares of the Corporation shall make available, within two (2) business days after notice of a meeting is given, a complete list of the stockholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each stockholder, which list, for a period beginning within two (2) business days after notice of such meeting is given, shall be subject to inspection by any stockholder at any time either (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. In the event of any challenge to the right of any person to vote at the meeting, the presiding officer at such meeting may rely on said list as proper evidence of the right of parties to vote at such meeting.
Section 2.10.    Proxies. Stockholders of record who are entitled to vote may vote at any meeting either in person or by written proxy, which shall be filed with the secretary of the meeting before being voted. Such proxy shall entitle the holders thereof to vote at any adjournment of such meeting, but shall not be valid after the final adjournment thereof. No proxy shall be valid after the expiration of eleven (11) months from the date of its execution unless the stockholder executing it shall have specified therein the length of time it is to continue in force, which shall be for some limited period. A proxy is revocable by the stockholder unless it conspicuously states that it is irrevocable and the appointment of the proxy is coupled with an interest.
Section 2.11.    Voting ~~of Shares.~~Rights.11 Except as otherwise provided in the Certificate of Incorporation or these Bylaws, each share of Common Stock shall have all voting rights accorded to holders of Common Stock pursuant to the Delaware General Corporation Law ("DGCL"), at the rate of one vote per share.
Section 2.12.    Business and Order of Business. At each meeting of the stockholders such business may be transacted as may properly be brought before such meeting, except as otherwise provided by law or in these Bylaws. The order of business at all meetings of the stockholders shall be as determined by the Chairman of the Board~~,~~ or alternatively, as the Board may determine, one or more co-Chairmen of the Board,12 unless otherwise determined by a majority in interest of the stockholders present in person or by proxy at such meeting and entitled to vote thereat.
ARTICLE III
BOARD OF DIRECTORS
Section 3.1.    Number. The number of directors of the Corporation shall be such number, neither fewer than three (3) nor more than fifteen (15) (exclusive of directors, if any, to be elected by holders of any class or series of preferred stock of the Corporation, voting separately as a class), as determined from time to time by the Board. The Board has the power to fix or change the number of directors, including an increase or decrease in the number of directors, from time to time as established by the Board. A director need not be a stockholder or a resident of the State of Delaware.
11 Amendment to provide for majority voting for director nominees in uncontested elections and implement procedures for incumbent directors who do not receive a majority vote adopted by the board on June 3, 2015.
12 Amendment to authorize the board to utilize a co-chair leadership structure when appropriate and to make other conforming changes adopted by the board on September 9, 2014.

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Section 3.2.    Classification of Board. The Board shall be divided into three classes, as more particularly set forth in the Certificate of Incorporation.
Section 3.3.    Powers of Directors. The Board shall have the entire management of the business of the Corporation. In the management and control of the property, business and affairs of the Corporation, the Board is hereby vested with all the powers possessed by the Corporation itself, so far as this delegation of authority is not inconsistent with the laws of the State of Delaware, the Certificate of Incorporation, or these Bylaws. The Board shall have the power to determine what constitutes net earnings, profits, and surplus, respectively, what amount shall be reserved for working capital and to establish reserves for any other proper purpose, and what amount shall be declared as dividends, and such determination by the Board shall be final and conclusive. The Board shall have the power to declare dividends for and on behalf of the Corporation, which dividends may include or consist of stock dividends.
Section 3.4.    Regular Meetings of the Board. Immediately after the annual election of directors, the newly elected directors may meet at the same place for the purpose of organization, the election of corporate officers and the transaction of other business; if a quorum of the directors is then present no prior notice of such meeting shall be required. Other regular meetings of the Board shall be held at such times and places as the Board by resolution may determine and specify, and if so determined no notice thereof need be given, provided that, unless all the directors are present at the meeting at which said resolution is passed, the first meeting held pursuant to said resolution shall not be held for at least five (5) days following the date on which the resolution is passed.
Section 3.5.    Special Meetings. Special meetings of the Board may be held at any time or place whenever called by the Chairman of the Board~~,~~ or any co-Chairman of the Board,13 the CEO, the President, the Chief Financial Officer or the Secretary, or by written request of at least two directors, notice thereof being given to each director by the Secretary or other officer calling the meeting, or they may be held at any time without formal notice provided all of the directors are present or those not present shall at any time waive or have waived notice thereof.
Section 3.6.    Notice. Notice of any special meetings shall be given at least two (2) days previously thereto by written notice delivered personally, by telegram, by overnight courier service, by facsimile communication or by electronic transmission, or at least five (5) days previously thereto by written notice sent by mail. The time when such notice is received, if delivered personally, or when such notice is dispatched, if delivered through the mail, by overnight courier service, by facsimile telecommunication or by electronic transmission, shall be the time of the giving of the notice.
Section 3.7.    Quorum. A majority of the members of the Board, as constituted for the time being, shall constitute a quorum for the transaction of business, but a lesser number may adjourn any meeting and the meeting may be held as adjourned without further notice. If a quorum is present when a vote is taken, the affirmative vote of a majority of the directors present is the act of the Board, except as otherwise provided by law or by these Bylaws. The fact that a director has an interest in a matter to be voted on by the meeting shall not prevent his being counted for purposes of a quorum.
Section 3.8.    Action by Directors without a Meeting. Any action required to be taken at a meeting of the Board or any committee thereof, or any other action which may be taken at a meeting of the Board or any committee thereof, may be taken without a meeting if all directors consent to taking such action without a meeting. The action must be evidenced by one or more written consents describing the action taken, signed by each such director, and shall be included in the minutes or filed with the corporate records reflecting the action taken.
Section 3.9.    Meetings by any Form of Communication. The Board shall have the power to permit any and all directors to participate in a regular or special meeting by, or conduct the meeting through the use of any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.
Section 3.10.    Organization.14 At each meeting of the Board, the Chairman of the Board or alternatively, as the Board may determine, one or more co-Chairmen of the Board, or in the absence of the Chairman or co-Chairmen of the Board, a director designated by the Board, shall act as chairman of the meeting. The Secretary, or, in the Secretary's absence, any person appointed by the chairman of the meeting, shall act as secretary of the meeting.
13 Amendment to authorize the board to utilize a co-chair leadership structure when appropriate and to make other conforming changes adopted by the board on September 9, 2014.
14 Amendment to Section 3.10 to authorize the board to utilize a co-chair leadership structure when appropriate and to make other conforming changes adopted by the board on September 9, 2014.

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Section 3.11.    Resignations. A director may resign at any time by delivering written notice to the Board, the Chairman of the Board~~,~~ or any co-Chairman of the Board,15 the CEO, or the President. Resignation is effective when the notice is delivered, unless the notice specifies a later effective date.
Section 3.12.    Removal of Directors. No director (other than directors elected by one or more series of Preferred Stock) may be removed from office by the stockholders except for cause and then only by the affirmative vote of the holders of two-thirds (66 2/3%) of the voting power of the then outstanding capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
Section 3.13.    Vacancies.16 Any vacancy occurring in the Board, including vacancies resulting from an increase in the number of directors, may be filled solely by the affirmative vote of a majority of the remaining directors, though less than a quorum, and unless the Board of Directors determines otherwise (and subject to the rights of the holders ~~or~~of any series of preferred stock), vacancies shall not be filled by stockholders. The Board shall fill vacancies in the Board only with persons who agree to tender, promptly following such person's failure to receive the required vote for election or reelection at the next stockholder meeting at which such person would face election or reelection, an irrevocable resignation that will be effective upon Board acceptance of such resignation. A director elected to fill any vacancy shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which he or she has been elected expires, and until such director's successor shall have been duly elected and ~~qualifies~~qualified or until his or her earlier death, resignation or removal.
Section 3.14.    Compensation. By resolution of the Board, the directors may be paid their expenses, if any, of attendance at each meeting of the Board. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.
ARTICLE IV
COMMITTEES
Section 4.1.    Appointment and Powers. The Board may create one or more committees, each committee to consist of two or more directors of the Corporation, which, to the extent provided in said resolution or in these Bylaws and not inconsistent with the DGCL, shall have and may exercise the powers of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board. The Board may abolish any such committee at any time.
Section 4.2.    Term of Office and Vacancies.17 Each member of a committee shall continue in office until a director to succeed him or her shall have been elected and shall have qualified, or until he ceases to be a director or until he or she shall have resigned or shall have been removed in the manner hereinafter provided. Any vacancy in a committee shall be filled by the Board.
Section 4.3.    Organization. Unless otherwise provided by the Board, each committee shall appoint a chairman. Each committee shall keep a record of its acts and proceedings and report the same from time to time to the Board as the Board may require.
Section 4.4.    Resignations. Any member of a committee may resign from the committee at any time by giving written notice to the Chairman of the Board, any co-Chairman of the Board,18 the CEO, the President or the Secretary. Such resignation shall take effect at the time of the receipt of such notice or at any later time specified therein, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
15 Amendment to authorize the board to utilize a co-chair leadership structure when appropriate and to make other conforming changes adopted by the board on September 9, 2014.
16 Amendment to Section 3.13 to provide for majority voting for director nominees in uncontested elections and implement procedures for incumbent directors who do not receive a majority vote adopted by the board on June 3, 2015.
17 Amendment to Section 4.2 to authorize the board to utilize a co-chair leadership structure when appropriate and to make other conforming changes adopted by the board on September 9, 2014.
18 Amendment to authorize the board to utilize a co-chair leadership structure when appropriate and to make other conforming changes adopted by the board on September 9, 2014.

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Section 4.5.    Removal. Any member of a committee may be removed from the committee with or without cause at any time by resolution of the Board.
Section 4.6.    Meetings. Regular meetings of each committee, of which no notice shall be required, shall be held on such days and at such places as the chairman of the committee shall determine or as shall be fixed by a resolution passed by a majority of all the members of such committee. Special meetings of each committee will be called by the Secretary at the request of any two (2) members of such committee, or in such other manner as may be determined by the committee. Notice of any special meetings shall be given at least two (2) days previously thereto by written notice delivered personally, by telegram, by overnight courier service, by facsimile communication or by electronic transmission, or at least five (5) days previously thereto by written notice sent by mail. Every such notice shall state the date, time and place of the meeting, but need not state the purposes of the meeting. No notice of any meeting of a committee shall be required to be given to any alternate. The time when such notice is received, if delivered personally, or when such notice is dispatched, if delivered through the mail, by overnight courier service, by facsimile telecommunication or by electronic transmission, shall be the time of the giving of the notice.
Section 4.7.    Quorum and Manner of Acting. Unless otherwise provided by resolution of the Board, a majority of a committee shall constitute a quorum for the transaction of business and the act of a majority of those present at a meeting at which a quorum is present shall be the act of such committee, except as otherwise provided by law or by these Bylaws. The members of each committee shall act only as a committee and the individual members shall have no power as such. Actions taken at a meeting of any committee shall be reported to the Board at its next meeting following such committee meeting; provided that, when the meeting of the Board is held within two (2) days after the committee meeting, such report may be made to the Board at its second meeting following such committee meeting.
Section 4.8.    Compensation. Each member of a committee shall be paid such compensation, if any, as shall be fixed by the Board.
ARTICLE V
WAIVER OF NOTICE
Whenever any notice is required to be given by these Bylaws, the Certificate of Incorporation, or any laws of the State of Delaware, a waiver thereof in writing signed by the person or persons entitled to such notice and filed with the minutes or corporate records, whether before or after the time stated therein, shall be deemed equivalent thereto. Where the person or persons entitled to such notice sign the minutes of any stockholders' or directors' meeting, which minutes contain the statement that said person or persons have waived notice of the meeting, then such person or persons are deemed to have waived notice in writing. A stockholder's attendance at a meeting waives objection to lack of notice or defective notice of the meeting, unless the stockholder at the beginning of the meeting (or promptly upon the stockholder's arrival) objects to holding the meeting or transacting business at the meeting, and also waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the stockholder objects to considering the matter when it is presented. A director's attendance at or participation in a meeting waives any required notice to the director of the meeting unless the director at the beginning of the meeting (or promptly upon the director's arrival) objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.
ARTICLE VI
OFFICERS
Section 6.1.    Number. The officers of the Corporation shall be a Chairman of the Board~~,~~ or alternatively, as the Board may determine, one or more co-Chairmen of the Board,19 CEO, President, Chief Financial Officer, a Chief Operating Officer, one or more Vice-Presidents (the number thereof to be determined by the Board), a Secretary, and a Treasurer, each of whom shall be elected by the Board. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board. Any two or more offices may be held by the same person, except the offices of CEO and Secretary. The CEO and President may be the same person, but need not be the same person.
19 Amendment to authorize the board to utilize a co-chair leadership structure when appropriate and to make other conforming changes adopted by the board on September 9, 2014.

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Section 6.2.    Election and Term of Office. The officers of the Corporation to be elected by the Board shall be elected annually by the Board at the first meeting of the Board held after each annual meeting of the stockholders. If the election of officers shall not be held in such meeting, such election shall be held as soon thereafter as conveniently may be. Each officer shall hold office until his successor is duly elected and is qualified or until his death or until he resigns or is removed in the manner hereinafter provided.
Section 6.3.    Removal. Any officer or agent elected or appointed by the Board may be removed by the Board whenever in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.
Section 6.4.    Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the Board for the unexpired portion of the term.
Section 6.5.    Chairman of the Board.20 The Chairman of the Board or alternatively, as the Board may determine, one or more co-Chairmen of the Board, shall preside at all meetings of the stockholders and the directors. The Chairman or co-Chairmen of the Board shall represent the Corporation in all matters involving the stockholders of the Corporation. He or she shall also perform such other duties the Board may assign to him or her from time to time.
Section 6.6.    Chief Executive Officer.21 The CEO shall, in the absence of the Chairman or at least one co-Chairmen of the Board, preside at all meetings of the stockholders and shall enforce the observance of the Bylaws and the rules of order for the meetings of the Board and the stockholders. He or she shall keep the Board appropriately informed on the business and affairs of the Corporation. He or she may sign, either alone or with the Secretary, an Assistant Secretary or any other proper officer of the Corporation thereunto authorized by the Board, certificates for shares of the Corporation, any deed, mortgages, bonds, contracts, or other instruments which the Board has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board or by these Bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed, and in general shall perform all duties incident to the office of CEO and such other duties as may be prescribed by the Board from time to time.
Section 6.7.    President. The President shall see that all orders and resolutions of the Board are carried into effect and shall have general and active management of the business of the Corporation. He or she shall have the authority to execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed arid except where the signing and execution thereof shall be expressly delegated by the Board to some other officer or agent of the Corporation. If, for any reason, the Corporation does not have a Chairman or co-Chairman of the Board or22 CEO, or such officers are unable to act, the President shall assume the duties of those officers as well.
Section 6.8.    Chief Financial Officer and Treasurer.23 The Chief Financial Officer shall also serve as the Treasurer of the Corporation and shall arrange for the keeping of adequate records of all assets, liabilities and transactions of the corporation. He shall provide for the establishment of internal controls and see that adequate audits are currently and regularly made. He or she shall submit to the CEO, the President, the Chief Operating Officer, the Chairman or co-Chairmen of the Board and the Board timely statements of the accounts of the corporation and the financial results of the operations thereof.
Section 6.9.    Assistant Treasurers. The Assistant Treasurer or if there shall be more than one, the Assistant Treasurers in the order determined by the Board (or if there be no such determination, then in the order of their election), shall, in the absence of the Treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board may from time to time prescribe.
20 Amendment to Section 6.5 to authorize the board to utilize a co-chair leadership structure when appropriate and to make other conforming changes adopted by the board on September 9, 2014.
21 Amendment to Section 6.6 to authorize the board to utilize a co-chair leadership structure when appropriate and to make other conforming changes adopted by the board on September 9, 2014.
22 Amendment to authorize the board to utilize a co-chair leadership structure when appropriate and to make other conforming changes adopted by the board on September 9, 2014.
23 Amendment to Section 6.8 to authorize the board to utilize a co-chair leadership structure when appropriate and to make other conforming changes adopted by the board on September 9, 2014.

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Section 6.10.    Chief Operating Officer.24 If a Chief Operating Officer is elected, the Chief Operating Officer shall supervise the operation of the Corporation, subject to the policies and directions of the Board. He or she shall provide for the proper operation of the Corporation and oversee the internal interrelationship amongst any and all departments of the Corporation. He or she shall submit to the CEO, the President and the Board timely reports on the operations of the Corporation.
Section 6.11.    The Vice-Presidents. In the absence of the CEO and the President or in the event of their death, inability or refusal to act, the Vice-President (or in the event there be more than one Vice-President, the Vice-Presidents in the order designated at the time of their election, or in the absence of any designation, then in the order of their election) shall perform the duties of the CEO and the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the CEO and the President. Any Vice-President may sign, either alone or with the Secretary or an Assistant Secretary, certificates for shares of the Corporation any deed, mortgages, bonds, contracts or other instruments which the Board has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board or by these bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed, and shall perform such other duties as from time to time may be assigned to him by the CEO, the President or by the Board.
Section 6.12.    The Secretary.25 The Secretary shall: (a) prepare and keep the minutes of the stockholders' and of the ~~Boards'~~Board's meetings in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these bylaws or as required by law; (c) be custodian of the corporate records and of the seal (if any) of the Corporation and see that said seal is affixed to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized; (d) keep a register of the post office address of each stockholder which shall be furnished to the Secretary by such stockholder; (e) sign with the CEO, the President or a Vice-President certificates for shares of the Corporation, the issuance of which shall have been authorized by resolution of the Board; (f) have general charge of the stock transfer books of the Corporation; and (g) in general perform all duties as from time to time may be assigned to him or her by the CEO, the President or by the Board.
Section 6.13.    Assistant Secretaries. The Assistant Secretaries, when authorized by the Board, may sign with the CEO, the President or a Vice-President certificates for shares of the Corporation the issuance of which shall have been authorized by a resolution of the Board. The Assistant Secretaries, in general, shall perform such duties as shall be assigned to them by the Secretary, or by the CEO, the President or the Board.
Section 6.14.    Registered Agent. The Board shall appoint a Registered Agent for the Corporation in accordance with the DGCL and may pay the agent such compensation from time to time as it may deem appropriate.
ARTICLE VII
INDEMNIFICATION AND INSURANCE
Section 7.1.    Indemnification by Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, against expenses including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the parson did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.
Section 7.2.    Suit by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the
24 Amendment to Section 6.10authorize the board to utilize a co-chair leadership structure when appropriate and to make other conforming changes adopted by the board on September 9, 2014.
25 Amendment to Section 6.12 to authorize the board to utilize a co-chair leadership structure when appropriate and to make other conforming changes adopted by the board on September 9, 2014.

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Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.
Section 7.3.    Success on the Merits. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 7.1 or Section 7.2 of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.
Section 7.4.    Determination that Indemnification is Proper. Any indemnification under Section 7.1 or Section 7.2 of this Article (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in such section. Such determination shall be made:
(a)    by the Board by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding; or
(b)    if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion; or
(c)    by the stockholders.
Section 7.5.    Expenses. Expenses (including attorneys' fees) incurred by an officer or director in defending a civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized in this Article VII. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board deems appropriate.
Section 7.6.    Non-Exclusivity of Indemnification Rights. The indemnification and advancement of expenses provided by or granted pursuant to the other sections of this Article VII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.
Section 7.7.    Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Article VII.
Section 7.8.    Continuance of Indemnification. The indemnification and advancement of expenses provided by or granted pursuant to this Article VII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. The rights to indemnification and advancement of expenses provided by or granted pursuant to this Article VII shall constitute a contract between the Corporation and each director, officer, employee or agent of the Corporation in each circumstance, and each such person shall have all rights available in law or equity to enforce such contract rights against the Corporation. Any repeal or modification of any provision of this Article VII shall not adversely affect or deprive any director, officer, employee or agent of any right or protection offered by such provision prior to such repeal or modification.
Section 7.9.    Definition of "the Corporation". For purposes of this Article VII, references to "the Corporation" shall include, in addition to the resulting Corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its

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directors, officers, and employees or agents, so that any person who is or was a director, officer employee or agent of such constituent Corporation, or is or was serving at the request of such constituent Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Article VII with respect to the resulting or surviving Corporation as he or she would have with respect to such constituent Corporation of its separate existence bad continued.
Section 7.10.    Definition of "Other Enterprises". For purposes of this Article VII, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article VII.
ARTICLE VIII
CONTRACTS, CHECKS AND DEPOSITS
Section 8.1.    Contracts. The Board may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.
Section 8.2.    Checks, Drafts, etc. All checks, drafts, or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation, shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board.
Section 8.3.    Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may select.
ARTICLE IX
CERTIFICATES OF STOCK
Section 9.1.    Certificated and Uncertificated Shares of Stock. The shares of stock of the Corporation shall be represented by certificates unless the Board shall by resolution provide that some or all of any class or series of stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until the certificate is surrendered to the Corporation.
Section 9.2.    Right to Certificate.26 Every holder of stock in the Corporation which is represented by a certificate shall be entitled to have a certificate, signed by or in the name of the Corporation by the Chairman, one or more co-Chairmen or Vice-Chairman of the Board, or the CEO, or the President, or a Vice-President and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him or her in the Corporation.
Section 9.3.    Statements Setting Forth Rights. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and rights (the "Summary of Rights") shall be set forth in full or summarized as follows:
9.3.1.    With Regard to Certificated Shares of Stock. The Summary of Rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock; provided that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock of certificated shares, a statement that the Corporation will furnish without charge to each stockholder who so requests the designations, preferences and
26 Amendment to Section 9.2 to authorize the board to utilize a co-chair leadership structure when appropriate and to make other conforming changes adopted by the board on September 9, 2014.

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relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and rights.
9.3.2.    With Regard to Uncertificated Shares of Stock. The Summary of Rights shall be set forth in full or summarized on a written notice containing the information required by Section 151(f) of the DGCL and shall be sent to the registered owner of the uncertificated shares within a reasonable time after the issuance or transfer of any uncertificated shares.
Section 9.4.    Facsimile Signature. Where a certificate is countersigned (a) by a transfer agent other than the Corporation or its employee, or, (b) by a registrar other than the Corporation or its employee, the signatures of the officers of the Corporation may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of issue.
Section 9.5.    Lost Certificates. Only with respect to certificated shares of stock, the Board may delegate to its transfer agent the authority to issue without further action or approval of the Board, a new certificate or certificates in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the receipt by the transfer agent of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed, and upon the receipt from the owner of such lost, stolen or destroyed certificate, or certificates, or his legal representative of a bond as indemnity against any claim that may be made with respect to the certificate alleged to have been lost, stolen or destroyed.
Section 9.6.    Transfers of Stock. The shares of stock of the Corporation shall be transferred (a) with respect to certificated shares of stock, upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer; provided however that, if such shares are not restricted as to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books or (b) with respect to uncertificated shares of stock, upon duly executed instructions provided to the Corporation through its duly authorized corporate transfer agent, registrar or otherwise.
Section 9.7.    Transfer Agents and Registrars. The Board may appoint one or more corporate transfer agents and registrars. As a prerequisite to the retention of any corporate transfer agent for any class of capital stock which includes uncertificated shares of stock, such corporate transfer agent shall be required to be eligible to participate in the Direct Registration System operated by the Depository Trust Corporation.
Section 9.8.    Registered Ownership of Shares. The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.
ARTICLE X
NOTICE BY ELECTRONIC TRANSMISSION
Section 10.1.    Notice by Electronic Transmission. Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the Certificate of Incorporation or these Bylaws, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if: (a) the Corporation is unable to deliver by electronic transmission two (2) consecutive notices given by the Corporation in accordance with such consent; and (b) such inability becomes known to the secretary or an assistant secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice. However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Any notice given pursuant to Section 10.1 shall be deemed given: (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (iii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (iv) if by any other form of electronic transmission, when directed to the stockholder. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

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Section 10.2.    Definition of Electronic Transmission. An "electronic transmission" means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process. Any requirement in these Bylaws for a written or signed document from any person shall be deemed to be satisfied by an electronic transmission from such person.
ARTICLE XI
GENERAL PROVISIONS
Section 11.1.    Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board, subject to applicable legal requirements. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.
Section 11.2.    Reserves. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conclusive to the interest of the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.
Section 11.3.    Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board.
Section 11.4.    Seal. This Corporation may or may not have a seal and in any event the failure to affix a corporate seal to any instrument executed by the Corporation shall not affect the validity thereof. If a seal is adopted, the seal of this Corporation shall include the following letters cut or engraved thereon: lululemon athlectica inc.
ARTICLE XII
AMENDMENTS
Section 12.1.    Amendments. The Board is expressly authorized to repeal, alter, amend or rescind these Bylaws. Notwithstanding any other provision of these Bylaws (and notwithstanding some lesser percentage that may be specified by law), the Bylaws may be repealed, altered, amended or rescinded by the stockholders of the Corporation as described in the Certificate of Incorporation or in accordance with the DGCL.
ARTICLE XIII27
FORUM FOR ADJUDICATION OF DISPUTES
Section 13.1.    Exclusive Forum. Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation's stockholders, (c) any action asserting a claim arising pursuant to any provision of the DGCL or the Certificate of Incorporation or these Bylaws (as either may be amended from time to time), or (d) any action asserting a claim governed by the internal affairs doctrine shall be the Court of Chancery in the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware). If any action the subject matter of which is within the scope of the preceding sentence is filed in a court other than a court located within the State of Delaware (a "Foreign Action") in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce the preceding sentence and (ii) having service of process made upon such stockholder in any such action by service upon such stockholder's counsel in the Foreign Action as agent for such stockholder.

27 Amendment to add Article XIII to designate an exclusive forum for certain litigation adopted by the board on June 3, 2015.

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lululemon

LULULEMON ATHLETICA INC.
1818 CORNWALL AVENUE
VANCOUVER, BC CANADA V6J 1C7
ATTN: INVESTOR RELATIONS

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/lulu2018**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E45584-P06845 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

lululemon athletica inc.

The Board of Directors recommends you vote FOR all of the following nominees:

1. Class II Nominees

Nominees:	**For**	**Against**	**Abstain**
1a. Martha A.M. Morfitt	☐	☐	☐
1b. Tricia Patrick	☐	☐	☐
1c. Emily White	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

	For	**Against**	**Abstain**
2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending February 3, 2019.	☐	☐	☐
3. To approve an amendment to the Company's certificate of incorporation to provide the board the power to adopt, amend or repeal the Company's bylaws.	☐	☐	☐
4. To ratify amendments to our bylaws previously adopted by the board, including;			
4a. To eliminate a conflict between two provisions regarding the location for annual stockholder meetings;	☐	☐	☐
4b. To change the advance notice provisions for stockholder nominations and proposals;	☐	☐	☐
4c. To authorize the board to utilize a co-chair leadership structure when appropriate;	☐	☐	☐
4d. To provide for majority voting for director nominees in uncontested elections and implementing procedures for incumbent directors who do not receive a majority vote; and	☐	☐	☐
4e. To designate an exclusive forum for certain litigation.	☐	☐	☐
5. To approve, on an advisory basis, the compensation of the Company's named executive officers.	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com.

E45585-P06845

lululemon athletica inc.
Annual Meeting of Shareholders
June 6, 2018 11:00 AM EDT
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Glenn Murphy and Stuart Haselden, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of lululemon athletica inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 11:00 AM EDT on June 6, 2018, via the Internet at: *www.virtualshareholdermeeting.com/lulu2018*, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address Changes/Comments: ______________________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side